UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-05549

                              Reynolds Funds, Inc.
                              --------------------

               (Exact name of registrant as specified in charter)

                             Wood Island, 3rd Floor
                        80 East Sir Francis Drake Blvd.
                              Larkspur, CA  94939
                              -------------------

              (Address of principal executive offices) (Zip code)

                             Frederick L. Reynolds
                          Reynolds Capital Management
                            Wood Island, Third Floor
                        80 East Sir Francis Drake Blvd.
                          Larkspur, California  94939
                          ---------------------------

                    (Name and address of agent for service)

                                 (415) 461-7860
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 09/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2004

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

                                 REYNOLDS FUNDS

                                                               November 15, 2004

Dear Fellow Shareholders:

  The U.S. economy continues in a strong expansion. Gross Domestic Product
(GDP) grew at a 3.9% rate in the nine months ended September 30, 2004. GDP is estimated to increase 4.4% in calendar 2004 after increasing 3.0% in calendar 2003. This growth rate is almost ideal. Inflation increased 2.7% in the nine months ended September 30, 2004. Inflation is estimated to increase 2.7% in calendar 2004 after increasing 2.3% in 2003. Spending by consumers and capital spending by companies have been some of the strongest sectors of the economy. In the nine months ended September 30, 2004 nearly two million jobs have been created.

  The Federal Reserve has raised short term interest rates four times starting in June 2004. However, interest rates are still at 43 year lows. We believe that raising interest rates is the correct thing for the Federal Reserve to do. Previously they reduced interest rates to an artificially low level to stimulate the economy. Now that the economy is strong and jobs are being created the Fed should move toward a more normal level of interest rates to protect against future economic imbalances. Another problem has been recent negative geopolitical news including terrorism, negative events in Iraq and attempts to slow down China's strong growth, which has been a key driver of Asian and worldwide growth.

  Oil prices have recently risen. This is a tax on consumers in terms of higher fuel prices. However, the U.S economy is now more service oriented and is not as dependent on oil as it was twenty years ago when it was more heavily industrial oriented. Oil consumption currently accounts for 12% of GDP. Twenty years ago it accounted for 18% of GDP. Alan Greenspan, the Chairman of the Federal Reserve Board, recently estimated that these higher oil prices would make the GDP growth rate 1/2% less than it would have been.

  In the long run, the strength of the economy and the level of corporate profitability have been key factors in determining the valuations of common stocks. We believe that these factors, which are currently positive, are the more important factors at the present time. Over the long term, interest rates have typically risen during economic expansions and typically the stock market has appreciated. If interest rates do not go up too rapidly from here (the Federal Reserve has indicated that it will raise rates slowly) or too far, it should not be a significant negative for stocks.

                 INVESTING IN GOOD COMPANIES IN GOOD INDUSTRIES

  There are approximately seventy-five industries that one can invest in. One hundred years ago we might have talked very positively about the strong outlook for such industries as railroads, steels and public utilities. In the 1960's we might have talked about the strong outlook for such industries as chemicals and color televisions. However, these industries are now mature and have poorer growth prospects. We do not mind investing in good companies in poor industries. However, we have found that these good companies usually have a tough job overcoming the fact that their industry is not helping them. The Reynolds Stock Funds have an investment emphasis on good companies in good industries. We believe that some of the industries with the best long-term outlooks currently are: (1) communications; (2) consumer non-durables; (3) defense; (4) energy; (5) financial services; (6) health - including biotechnology and services; (7) the Internet; (8) leisure time; (9) retailing - including discount and specialty; and (10) technology.

             OPPORTUNISTIC INVESTING IN COMPANIES OF VARIOUS SIZES

  The three Reynolds Stock Funds invest in companies of various sizes as classified by their market capitalizations. A company's market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. This is one way that the Reynolds Stock Funds differentiate their investment styles. Other considerations in selecting companies for the portfolios include revenue growth rates, product innovations, financial strength, management's knowledge and experience plus the overall economic and geopolitical environments and interest rates.

REYNOLDS BLUE CHIP GROWTH FUND
Portfolio as of September 30, 2004
----------------------------------

Medium                            29.08%
Giant                             20.43%
Small                             12.31%
Micro                              4.49%
Large                             33.69%

REYNOLDS OPPORTUNITY FUND
Portfolio as of September 30, 2004
----------------------------------

Micro                             25.11%
Small                             25.64%
Large                             13.77%
Giant                              6.26%
Medium                            29.22%

REYNOLDS FUND
Portfolio as of September 30, 2004
----------------------------------

Small                             31.72%
Medium                            22.50%
Large                              6.73%
Giant                              1.09%
Micro                             37.96%

     Giant-cap stocks are defined as the group that accounts for the top 40% of the capitalization of the Morningstar domestic stock universe which as of September 30, 2004 included companies with total market capitalization exceeding approximately $44.8 billion; large-cap stocks represent the next 30% with market capitalizations exceeding approximately $8.5 billion; medium-cap stocks represent the next 20% with market capitalizations exceeding approximately $1.5 billion; and small-cap stocks represent the balance with market capitalizations exceeding approximately $420 million. Micro is defined as market capitalizations that are smaller than the minimum for small company designation.

           OPPORTUNISTIC INVESTING IN MEDIUM TO SMALL SIZE COMPANIES

  Many medium to small size quality companies declined appreciably in price over the last few years and we feel they have significant price appreciation potential. We have taken the opportunity to purchase many of these companies as investments in the Reynolds Stock Funds.

                 LOW INTEREST RATES BY HISTORICAL STANDARDS ARE
                  A SIGNIFICANT POSITIVE FOR STOCK VALUATIONS

  Since January 2001, the Federal Reserve Board lowered short-term interest rates twelve times to help stimulate the economy. Although interest rates have been rising, they should remain at historically low levels. Low interest rates usually result in higher stock valuations for many reasons including:

    (1) Borrowing costs of corporations are lower resulting in higher business confidence and profits.

    (2) Borrowing costs of individuals are lower which increases consumer confidence and spending.

     (3)  Cash is not as attractive as an alternative investment to stocks.

     (4) A company's stock is usually valued by placing a present value on that company's future stream of earnings and dividends. The present value should be higher when interest and inflation rates are low.

                       THE REYNOLDS BLUE CHIP GROWTH FUND

  The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in growth companies. Occasionally, these companies go out of favor for a while. However, these companies should continue to build value if their earnings grow and their stocks should begin appreciating again when they return to favor.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2004)

                                                               AVERAGE ANNUAL
                                            TOTAL RETURN        TOTAL RETURN
                                            ------------       --------------
One Year                                       -3.44%              -3.44%
Five Years                                    -50.01%             -12.95%
Ten Years                                      98.84%               7.12%
Since inception (August 12, 1988)             206.05%               7.18%

  The Reynolds Blue Chip Growth Fund increased 11.27% in the 45 day period ended November 15, 2004.

                         THE REYNOLDS OPPORTUNITY FUND

  The Reynolds Opportunity Fund usually invests in medium to smaller size growth companies. A long-term investment in the Reynolds Opportunity Fund should be a good complement to a long-term investment in the Reynolds Blue Chip Growth Fund and the Reynolds Fund.

PERFORMANCE HIGHLIGHTS (AS OF  SEPTEMBER 30, 2004)

                                                               AVERAGE ANNUAL
                                            TOTAL RETURN        TOTAL RETURN
                                            ------------       --------------
One Year                                       -4.29%              -4.29%
Five Years                                    -47.67%             -12.15%
Ten Years                                      81.55%               6.15%
Since inception (January 30, 1992)             83.21%               4.90%

  The Reynolds Opportunity Fund increased 12.38% in the 45 day period ended November 15, 2004.

  The Board of Directors declared a distribution of $1.3048 from long-term realized gains on October 28, 2004. The distribution was paid on October 29, 2004 to shareholders of record on October 27, 2004.

                               THE REYNOLDS FUND

  The Reynolds Fund is a general stock fund and is intended to be a long-term investment holding. The Fund may own common stocks of all types and sizes and will mainly invest in common stocks of U.S. headquartered companies. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2004)

                                                               AVERAGE ANNUAL
                                            TOTAL RETURN        TOTAL RETURN
                                            ------------       --------------
One year                                      -10.17%             -10.17%
Five years                                    -46.10%             -11.63%
Since inception (October 1, 1999)             -46.10%             -11.63%

  The Reynolds Fund increased 16.70% in the 45 day period ended November 15,
2004.

                     THE REYNOLDS U.S. GOVERNMENT BOND FUND

  The Reynolds U.S. Government Bond Fund emphasizes high quality investments in U.S. Treasury and Federal Agency Bonds (issued by the Federal Home Loan Bank - FHLB, Federal Home Loan Mortgage Corp. - FHLMC and Federal National Mortgage Association - FNMA), Treasury Notes and Treasury Bills of varying maturities. As of September 30, 2004, the assets were invested 91.9% in long and medium-term Federal Agency securities and 8.1% in short-term Federal Agency securities and high quality cash equivalents. The Reynolds U.S. Government Bond Fund is designed to satisfy many of the fixed income objectives of investors. For example, the Bond Fund is actively managed and is invested in bonds having different maturities, which reduces the risk that a large percentage of the bonds in the Fund mature at an inopportune time for reinvestment. The average maturity of the bonds in the Fund is continually reevaluated and adjusted based on short- and long-term economic, inflation, and interest rate forecasts. The Bond Fund had a dollar weighted average maturity of 5.31 years on September 30, 2004.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2004)

                                                               AVERAGE ANNUAL
                                            TOTAL RETURN        TOTAL RETURN
                                            ------------       --------------
One Year                                        1.48%              1.48%
Five Years                                     16.45%              3.09%
Ten Years                                      52.63%              4.32%
Since inception (January 30, 1992)             68.39%              4.20%

REYNOLDS U.S. GOVERNMENT BOND FUND
Portfolio as of September 30, 2004
----------------------------------

FNMA (credit rating AAA)                              21.50%
FHLMC (credit rating AAA)                             10.60%
Cash                                                   8.13%
FHLB (credit rating AAA)                              59.77%

REYNOLDS MONEY MARKET FUND
Portfolio as of September 30, 2004
----------------------------------

U.S. Treasury Bills                                   89.11%
Cash                                                  10.89%

     Credit Rating corresponds to the ratings assigned these issuers as of September 30, 2004 by Standard and Poor's .

                         THE REYNOLDS MONEY MARKET FUND

  The Reynolds Money Market Fund offers unlimited check writing with no minimum amount per check. The Reynolds Money Market Fund is designed to provide for investor's short-term cash management needs. For ease of redemption, the Money Market Fund offers: (1) check writing ($0.20 printing charge per check); or (2) telephone redemption where either a check is mailed to the shareholder, or money may be wired to the shareholder's bank account ($15.00 wiring charge - no charge if part of the Systematic Withdrawal Plan which has a $100 minimum withdrawal). The Reynolds Money Market Fund's yield should vary with the rate of inflation over the years. As of September 30, 2004, the dollar weighted average days to maturity of the Money Market Fund was 22.5 days.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2004)

                                                               AVERAGE ANNUAL
                                            TOTAL RETURN        TOTAL RETURN
                                            ------------       --------------
One Year                                        0.22%              0.22%
Five Years                                     11.65%              2.23%
Ten Years                                      41.71%              3.55%
Since inception (January 30, 1991)             61.06%              3.55%

                              ECONOMIC DISCUSSION

                               THE WORLD ECONOMY

  There are more than 1.5 billion people in the world who will be experiencing a higher standard of living and using and consuming more products as capitalism grows in China, Eastern Europe and Russia. Many other countries, such as India and the democratic countries in Latin America, have rapidly emerging middle classes that desire western goods and services and governments that are encouraging foreign investment. Worldwide inflation remains low. There are many reasons for this, including: (1) committed central bankers; (2) fiscal restraint by governments; (3) economic systems are more efficient; (4) cost cutting and restructuring is spreading to many countries; (5) more efficient private-sector operations are replacing inefficient state-run enterprises; and (6) excess capacity exists in many markets.

  The Blue Chip, Opportunity and Reynolds Funds are well positioned to participate in these long-term worldwide growth trends through their investments in U.S. headquartered and foreign headquartered companies whose stocks or American Depository Receipts (ADRs) trade in the United States. We have some investments in foreign headquartered companies such as in China in the Reynolds Stock Funds at the present time. We are planning on increasing our investments in foreign headquartered companies in the future where we believe that the long-term fundamentals are positive and their stock prices are attractive.

                                THE U.S. ECONOMY

  The U.S. economy continues positive. The efficiencies of the economy resulting from such things as technology enhancements and productivity increases are impressive.

  Consumer spending represents approximately 65% of GDP and has been a positive. GDP increased 3.0% in 2003, 1.9% in 2002, 0.8% in 2001, 3.7% in 2000,
4.4% in 1999 and 4.2% in 1998. GDP is estimated to increase 4.4% in 2004.

  U.S. inflation is low relative to the last thirty-five years due to such factors as global competition, advances in technology resulting in increasing productivity and technology innovations that are helping to lower production and distribution costs. U.S. inflation increased 2.3% in 2003, 1.6% in 2002, 2.8% in 2001, 3.4% in 2000, 2.2% in 1999 and 1.6% in 1998. U.S. inflation is estimated to increase 2.7% in 2004.

                               INVESTMENT OUTLOOK

  There are many investment positives. Among them are: (1) corporate profits are stronger than expected; (2) job growth is strong; (3) even though interest rates are probably going to climb, they are increasing from a very low level, so there's room for them to go up and not slow down the economy in a dangerous way;
(4) U.S. industry is more competitive than at any time in the past quarter century and U.S. companies are the leaders in the majority of industries worldwide; (5) U. S. productivity continues to increase; (6) the Internet is beginning to produce efficiencies; (7) consumer spending has remained high; (8) most indicators in the economy are positive; and (9) corporate cost cutting has been very successful.

  Some possible investment negatives, which we are closely watching are: (1) higher inflation resulting in such things as higher interest rates; (2) high energy prices; (3) large federal spending and federal deficits;
(4) possible terrorist attacks; (5) dollar weakness; (6) Iraq; and (7) efforts to slow China's economic boom.

                      INFORMATION ABOUT THE REYNOLDS FUNDS

  REYNOLDSFUNDS.COM WEB SITE: You can now access current information about your investment holdings via our web site, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at (800) 773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and current Fund prices. Additional information available includes quarterly updates of the returns of the Reynolds Funds, top ten holdings of each equity portfolio, and industry percentages. Also detailed statistics and graphs of past performances with a link to Quicken.com for the various Reynolds Funds.

  FOR AUTOMATIC CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press "any key" then "1". The updated current net asset values for all of the Reynolds Funds are usually available each business day after 5 P.M. (PST).

  FOR REYNOLDS MONEY MARKET FUND AND U.S. GOVERNMENT BOND FUND CURRENT ONE AND SEVEN DAY YIELDS: Call 1-800-773-9665 and press "any key" then "1".

  FOR SHAREHOLDERS TO AUTOMATICALLY ACCESS THEIR CURRENT ACCOUNT INFORMATION:
Call 1-800-773-9665 (twenty-four hours-a-day, seven days a week), press "any key" then "2" and enter your 16 digit account number which appears at the top right of your statement.

  TO SPEAK TO A FUND REPRESENTATIVE REGARDING QUESTIONS, CURRENT ACCOUNT INFORMATION AND CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 and press "0" from 6 A.M. to 5 P.M. (PST).

  SHAREHOLDER STATEMENT FREQUENCY: Consolidated statements summarizing all Reynolds Funds held by a shareholder are sent quarterly. In addition, individual Fund statements are sent whenever a transaction occurs. These transactions are:
(1) Blue Chip, Opportunity and Reynolds Fund statements are sent twice a year if and when any ordinary income or capital gains are distributed; and (2) statements are sent for any of the Funds when a shareholder purchases or redeems shares.

  TAX REPORTING: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Reynolds Funds are also reported in January.

  MINIMUM INVESTMENT: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts - except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

  PROTOTYPE PLANS FOR RETIREMENT PLANS: All types are offered including the Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, 401k, SEP IRA, 403b and Fund Sponsored Qualified Retirement Plans.

  AUTOMATIC INVESTMENT PLAN: There is no charge to automatically debit your checking account or your account in any of the Reynolds Funds ($50 minimum) at periodic intervals to make automatic purchases in any of the Reynolds Funds. This is useful for dollar cost averaging.

  SYSTEMATIC WITHDRAWAL PLAN: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in any of the Reynolds Funds as often as monthly and send a check to you or transfer funds to your bank account.

  EXCHANGES OR REGULAR REDEMPTIONS: As often as desired - no charge.

  NASDAQ SYMBOLS: Reynolds Blue Chip Growth Fund - RBCGX, Reynolds Opportunity Fund - ROPPX, Reynolds Fund - REYFX, Reynolds U.S. Government Bond Fund - RUSGX, Reynolds Money Market Fund - REYXX.

  PORTFOLIO MANAGER: Frederick Reynolds is the portfolio manager of each of the Reynolds Funds.

  THE REYNOLDS FUNDS ARE NO-LOAD: No front-end sales commissions or deferred sales charges ("loads") are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or "load" in which up to 5% of a shareholder's assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or "load" which is typically deducted from a shareholder's account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder's return. The Reynolds Funds are No-Load as they do not have these extra charges.

  We appreciate your continued confidence in the Reynolds Funds and would like to welcome our new shareholders. One hundred percent of our Company's pension plan is invested in the Reynolds Funds. We look forward to strong results in the future.

Sincerely,

/s/Frederick L. Reynolds

Frederick L. Reynolds
President

      80 East Sir Francis Drake Blvd. o Larkspur, CA 94939 o 415-461-7860

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Funds unless accompanied or preceded by the Funds' current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results.  The investment
---------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.reynoldsfunds.com.

Reynolds Funds, Inc.
COST DISCUSSION

As a shareholder of the Reynolds Funds, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Reynolds Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2004 through September 30, 2004.

ACTUAL EXPENSES

The first line of each Fund in the table below provides information about actual account values and actual expenses for that particular Reynolds Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Reynolds Funds transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with a Reynolds Fund. To determine your total costs of investing in a Reynolds Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a particular Reynolds Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Reynolds Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning Account     Ending Account        Expenses Paid During
                                                     Value 3/31/04       Value 9/30/04     Period*<F1> 3/31/04-9/30/04
                                                   -----------------     -------------     ---------------------------
Reynolds Blue Chip Growth Fund Actual $1,000           $1,000.00             $853.00                  $6.85
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $7.49
Reynolds Opportunity Fund                              $1,000.00             $773.00                  $8.60
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $9.82
Reynolds Fund Actual $1,000                            $1,000.00             $701.80                 $11.02
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                 $13.11
Reynolds U.S. Government Bond Fund Actual $1,000       $1,000.00           $1,004.70                  $4.51
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $4.55
Reynolds Money Market Fund Actual $1,000               $1,000.00           $1,001.60                  $3.40
Hypothetical (5% return before expenses)               $1,000.00           $1,025.00                  $3.44

*<F1> Expenses are equal to the Funds' annualized expense ratio of 1.48%, 1.94%, 2.59%, 0.90% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between March 31, 2004 and September 30, 2004).

Reynolds Blue Chip Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Reynolds Blue Chip Fund's performance was positively affected in the first half of its fiscal year ended September 30, 2004 by the strengthening economy (including business investment), stronger earnings and a shift in leadership to growth stocks. The Blue Chip Fund was particularly helped by its emphasis on growth stocks in industries with stronger long-term outlooks such as: (1) communications, (2) financial services - including discount brokerage firms, (3) health - including biotechnology and services, (4) the Internet, (5) leisure, (6) retailers - including discount and specialty, and (7) technology - including application software and semiconductors. The Reynolds Blue Chip Growth Fund's performance was negatively affected during the second half of its fiscal year ended September 30, 2004 by investor's emphasis on perceived negative external events such as a perception that there were signs of a slowing growth rate in the economy (particularly slow business investment), a modest increase of interest rates by the Federal Reserve, problems in Iraq, terrorism and the uncertain outcome of the upcoming Presidential election. During this period many investors didn't fully appreciate that the fundamentals for many companies, particularly the ones owned or subsequently purchased by the Blue Chip Fund were improving due to such things as cost cutting, improved efficiencies and new products.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)<F2>

        Date        Reynolds Blue Chip Growth Fund        S&P 500 Index
        ----        ------------------------------        -------------
      9/30/94                  $10,000                       $10,000
      9/30/95                  $13,530                       $12,980
      9/30/96                  $15,979                       $15,628
      9/30/97                  $22,882                       $21,988
      9/30/98                  $26,765                       $24,000
      9/30/99                  $39,762                       $30,673
      9/30/00                  $49,042                       $34,747
      9/30/01                  $21,902                       $25,497
      9/30/02                  $14,447                       $20,274
      9/30/03                  $20,576                       $25,220
      9/30/04                  $19,869                       $28,719

                          AVERAGE ANNUAL TOTAL RETURN

                      1-YEAR         5-YEAR        10-YEAR
                      ------         ------        -------
                      -3.44%        -12.95%         7.12%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F2> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Blue Chip Growth Fund
STATEMENT OF NET ASSETS
September 30, 2004

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 101.0% (A)<F4>
COMMON STOCKS -- 100.5% (A)<F4>

             ADVERTISING -- 0.4%
  21,000     DoubleClick Inc.*<F3>                                 $   124,110
  15,000     ValueClick, Inc.*<F3>                                     141,600
                                                                   -----------
                                                                       265,710

             AIRLINES/AEROSPACE -- 0.5%
   2,000     Boeing Co.                                                103,240
   3,500     United Technologies Corp.                                 326,830
                                                                   -----------
                                                                       430,070

             APPLICATION SOFTWARE -- 3.8%
  11,000     Adobe Systems Inc.                                        544,170
  45,000     Novell, Inc.*<F3>                                         283,950
  32,000     SAP AG SP-ADR                                           1,246,400
  23,000     Siebel Systems, Inc.*<F3>                                 173,420
  52,000     VERITAS Software Corp.*<F3>                               925,600
                                                                   -----------
                                                                     3,173,540

             AUTOMOTIVE -- 0.2%
  14,000     Ford Motor Co.                                            196,700

             BANKS -- 0.5%
   3,000     Bank of America Corp.                                     129,990
   4,000     Citigroup Inc.                                            176,480
   2,000     J.P. Morgan Chase & Co.                                    79,460
                                                                   -----------
                                                                       385,930

             BEVERAGES -- 0.2%
   2,000     The Coca-Cola Co.                                          80,100
   2,000     PepsiCo, Inc.                                              97,300
                                                                   -----------
                                                                       177,400

             BIOTECHNOLOGY -- 2.2%
   2,000     Amgen Inc.*<F3>                                           113,360
   2,000     Chiron Corp.*<F3>                                          88,400
  38,000     Elan Corp. PLC - SP-ADR*<F3>                              889,200
   5,000     Genentech, Inc.*<F3>                                      262,100
   3,500     ImClone Systems Inc.*<F3>                                 184,975
  12,000     Protein Design Labs, Inc.*<F3>                            234,960
   1,500     Sepracor Inc.*<F3>                                         73,170
                                                                   -----------
                                                                     1,846,165

             BUILDING -- 0.4%
   4,000     Home Depot, Inc.                                          156,800
   3,000     Lowe's Companies, Inc.                                    163,050
                                                                   -----------
                                                                       319,850

             BUSINESS SOFTWARE & SERVICES -- 3.7%
  65,000     Akamai Technologies, Inc.*<F3>                            913,250
  22,000     Comverse Technology, Inc.*<F3>                            414,260
  50,000     E.piphany, Inc.*<F3>                                      201,500
  26,000     Manugistics Group, Inc.*<F3>                               61,880
   6,000     Monster Worldwide Inc.*<F3>                               147,840
  32,000     Sonic Solutions*<F3>                                      522,240
 119,000     Sonus Networks, Inc.*<F3>                                 669,970
   8,000     TIBCO Software Inc.*<F3>                                   68,080
  16,000     webMethods, Inc.*<F3>                                      85,120
                                                                   -----------
                                                                     3,084,140

             CABLE TV/BROADCASTING -- 2.2%
  97,000     Sirius Satellite Radio Inc.*<F3>                          310,400
  15,000     TiVo Inc.*<F3>                                             99,300
   4,000     Viacom Inc. Cl B                                          134,240
  42,000     XM Satellite Radio Holdings Inc.*<F3>                   1,302,840
                                                                   -----------
                                                                     1,846,780

             COMMUNICATION EQUIPMENT -- 6.3%
  80,000     Corning Inc.*<F3>                                         886,400
  69,000     L.M. Ericsson Telephone Co. ADR*<F3>                    2,155,560
  68,500     JDS Uniphase Corp.*<F3>                                   230,845
  45,500     QUALCOMM Inc.                                           1,776,320
  42,000     Westell Technologies, Inc.*<F3>                           217,140
                                                                   -----------
                                                                     5,266,265

             COMMUNICATIONS SERVICES -- 0.2%
  20,000     Aspect Communications Corp.*<F3>                          198,600

             COMPUTER NETWORKING -- 6.6%
  88,000     Cisco Systems Inc.*<F3>                                 1,592,800
  22,000     Citrix Systems, Inc.*<F3>                                 385,440
  25,000     Extreme Networks, Inc.*<F3>                               111,250
  22,000     Foundry Networks, Inc.*<F3>                               208,780
  66,000     Juniper Networks, Inc.*<F3>                             1,557,600
  41,000     Sierra Wireless, Inc.*<F3>                                729,800
  46,000     WebEx Communications, Inc.*<F3>                         1,003,720
                                                                   -----------
                                                                     5,589,390

             COMPUTER & PERIPHERALS -- 5.2%
   2,000     Apple Computer, Inc.*<F3>                                  77,500
  27,000     Dell Inc.*<F3>                                            961,200
  15,000     Hewlett-Packard Co.                                       281,250
   9,900     International Business
               Machines Corp.                                          848,826
  31,000     Network Appliance, Inc.*<F3>                              713,000
 371,000     Sun Microsystems, Inc.*<F3>                             1,498,840
                                                                   -----------
                                                                     4,380,616

             DRUGS -- 0.7%
   3,500     Eli Lilly & Co.                                           210,175
   4,000     Merck & Co. Inc.                                          132,000
   7,000     Pfizer Inc.                                               214,200
                                                                   -----------
                                                                       556,375

             ELECTRICAL EQUIPMENT -- 0.9%
   6,000     General Electric Co.                                      201,480
  32,000     PerkinElmer, Inc.                                         551,040
                                                                   -----------
                                                                       752,520

             ELECTRONICS -- 1.3%
  35,000     Agilent Technologies, Inc.*<F3>                           754,950
  13,000     Micrel, Inc.*<F3>                                         135,330
  14,000     Vishay Intertechnology, Inc.*<F3>                         180,600
                                                                   -----------
                                                                     1,070,880

             ENERGY-SERVICES -- 1.6%
   6,000     Baker Hughes Inc.                                         262,320
   2,000     BJ Services Co.                                           104,820
   2,000     Noble Energy, Inc.                                        116,480
   5,500     Schlumberger Ltd.                                         370,205
   5,500     Smith International, Inc.*<F3>                            334,015
   5,000     Transocean Inc.*<F3>                                      178,900
                                                                   -----------
                                                                     1,366,740

             ENTERTAINMENT/MEDIA -- 0.3%
   8,754     The Walt Disney Co.                                       197,403
   5,000     Time Warner Inc.*<F3>                                      80,700
                                                                   -----------
                                                                       278,103

             FINANCIAL SERVICES -- 3.8%
   2,000     American Express Co.                                      102,920
  57,000     Ameritrade Holding Corp.*<F3>                             684,570
  43,000     E*TRADE Financial Corp.*<F3>                              491,060
  30,000     HomeStore, Inc.*<F3>                                       69,300
  40,000     Knight Trading Group, Inc.*<F3>                           369,200
   3,000     MarketWatch Inc.*<F3>                                      37,470
   7,000     Merrill Lynch & Co., Inc.                                 348,040
  22,000     Morgan Stanley                                          1,084,600
                                                                   -----------
                                                                     3,187,160

             GOLD & SILVER -- 0.8%
   6,380     AngloGold Ashanti - SP-ADR                                248,182
  12,000     Bema Gold Corp.*<F3>                                       38,280
  11,000     Durban Roodepoort
               Deep Ltd. SP-ADR*<F3>                                    22,121
  13,000     Kinross Gold Corp.*<F3>                                    88,140
   2,000     Newmont Mining Corp.                                       91,060
   6,000     Pan American Silver Corp.*<F3>                            102,180
   6,000     Placer Dome Inc.                                          119,280
                                                                   -----------
                                                                       709,243

             HOTEL -- 0.6%
  16,000     Hilton Hotels Corp.                                       301,440
   4,000     Starwood Hotels &
               Resorts Worldwide, Inc.                                 185,680
                                                                   -----------
                                                                       487,120

             HOUSEHOLD PRODUCTS -- 0.2%
   3,000     Avon Products, Inc.                                       131,040
   5,000     Revlon, Inc.*<F3>                                          12,600
                                                                   -----------
                                                                       143,640

             INTERNET INFORMATION PROVIDERS -- 4.6%
  49,000     Ask Jeeves, Inc.*<F3>                                   1,602,790
  50,000     chinadotcom corp.*<F3>                                    249,000
  30,000     CNET Networks, Inc.*<F3>                                  274,500
   2,000     Sohu.com Inc.*<F3>                                         33,260
  50,000     Yahoo! Inc.*<F3>                                        1,695,500
                                                                   -----------
                                                                     3,855,050

             INTERNET SERVICE PROVIDERS -- 0.7%
  17,000     EarthLink, Inc.*<F3>                                      175,100
  15,000     SINA Corp.*<F3>                                           382,350
                                                                   -----------
                                                                       557,450

             INTERNET SOFTWARE & SERVICES -- 0.6%
  65,000     CMGI Inc.*<F3>                                             78,650
  21,000     Red Hat, Inc.*<F3>                                        257,040
 100,000     Safeguard Scientifics, Inc.*<F3>                          187,000
                                                                   -----------
                                                                       522,690

             MACHINERY -- 0.1%
   1,500     Caterpillar Inc.                                          120,675

             MEDICAL SERVICES -- 0.1%
   1,500     UnitedHealth Group Inc.                                   110,610

             MEDICAL SUPPLIES -- 0.4%
   2,000     Abbott Laboratories                                        84,720
   4,000     Johnson & Johnson                                         225,320
                                                                   -----------
                                                                       310,040

             OFFICE EQUIPMENT & SUPPLIES -- 0.2%
  17,000     Danka Business
               Systems PLC - SP-ADR*<F3>                                64,600
   5,000     Xerox Corp.*<F3>                                           70,400
                                                                   -----------
                                                                       135,000

             PHOTOGRAPHY -- 0.3%
  34,000     Lexar Media, Inc.*<F3>                                    285,260

             RESTAURANTS -- 0.4%
   8,000     Luby's, Inc.*<F3>                                          52,800
   3,000     McDonald's Corp.                                           84,090
   2,000     Panera Bread Co.*<F3>                                      75,080
   2,000     Papa John's International, Inc.*<F3>                       61,360
   2,000     Yum! Brands, Inc.                                          81,320
                                                                   -----------
                                                                       354,650

             RETAIL-SPECIALTY -- 7.3%
   4,000     Abercrombie & Fitch Co.                                   126,000
  11,000     Amazon.com, Inc.*<F3>                                     449,460
   5,000     American Eagle Outfitters, Inc.                           184,250
   3,000     AnnTaylor Stores Corp.*<F3>                                70,200
   3,000     bebe stores, inc.                                          63,360
   4,000     Bed Bath & Beyond Inc.*<F3>                               148,440
  11,000     Best Buy Co., Inc.                                        596,640
   8,000     Charming Shoppes, Inc.*<F3>                                56,960
   2,000     Chico's FAS, Inc.*<F3>                                     68,400
  66,000     Circuit City Stores, Inc.                               1,012,440
   2,000     Coach, Inc.*<F3>                                           84,840
  10,500     eBay Inc.*<F3>                                            965,370
   2,000     Linens 'n Things, Inc.*<F3>                                46,340
   3,000     Office Depot, Inc.*<F3>                                    45,090
   2,000     Pacific Sunwear
               of California, Inc.*<F3>                                 42,100
  40,000     PC Connection, Inc.*<F3>                                  274,800
  21,000     Pep Boys-Manny, Moe & Jack                                294,000
   2,000     PETCO Animal Supplies, Inc.*<F3>                           65,320
   2,000     PETsMART, Inc.                                             56,780
  18,000     Pier 1 Imports, Inc.                                      325,440
  14,000     Priceline.com Inc.*<F3>                                   310,380
  40,000     Rite Aid Corp.*<F3>                                       140,800
   2,000     Ross Stores, Inc.                                          46,880
   3,000     Saks Inc.                                                  36,150
   2,000     Sharper Image Corp.*<F3>                                   42,900
   2,000     Staples, Inc.                                              59,640
   4,000     Starbucks Corp.*<F3>                                      181,840
   2,000     Talbots, Inc.                                              49,580
   6,000     TJX Companies, Inc.                                       132,240
   5,000     Tommy Hilfiger Corp.*<F3>                                  49,350
   4,000     Urban Outfitters, Inc.*<F3>                               137,600
                                                                   -----------
                                                                     6,163,590

             RETAIL STORES -- 1.6%
  10,500     Costco Wholesale Corp.                                    436,380
  17,000     The Gap, Inc.                                             317,900
   2,000     Kohl's Corp.*<F3>                                          96,380
   2,000     Neiman Marcus Group, Inc.                                 115,000
   3,000     Nordstrom, Inc.                                           114,720
   2,000     Target Corp.                                               90,500
   3,500     Wal-Mart Stores, Inc.                                     186,200
                                                                   -----------
                                                                     1,357,080

             SECURITY SOFTWARE & SERVICES -- 3.0%
  17,000     Check Point Software
               Technologies Ltd.*<F3>                                  288,490
  27,000     Internet Security Systems, Inc.*<F3>                      459,000
  25,000     Netegrity, Inc.*<F3>                                      187,750
  44,000     RSA Security Inc.*<F3>                                    849,200
  37,000     VeriSign, Inc.*<F3>                                       735,560
                                                                   -----------
                                                                     2,520,000

             SEMICONDUCTOR CAPITAL SPENDING -- 4.5%
  37,000     Applied Materials, Inc.*<F3>                              610,130
  20,000     ASML Holding N.V. - NYS*<F3>                              257,400
  25,000     Asyst Technologies, Inc.*<F3>                             127,750
  15,000     KLA-Tencor Corp.*<F3>                                     622,200
  80,000     Kulicke and Soffa Industries, Inc.*<F3>                   452,000
  69,000     LTX Corp.*<F3>                                            373,290
  18,000     Novellus Systems, Inc.*<F3>                               478,620
  52,000     Teradyne, Inc.*<F3>                                       696,800
 129,000     TranSwitch Corp.*<F3>                                     162,540
                                                                   -----------
                                                                     3,780,730

             SEMICONDUCTORS -- 13.5%
  37,000     Altera Corp.*<F3>                                         724,090
  35,000     Applied Micro Circuits Corp.*<F3>                         109,550
  60,000     Atmel Corp.*<F3>                                          217,200
  30,000     Broadcom Corp.*<F3>                                       818,700
  64,000     Cirrus Logic, Inc.*<F3>                                   305,280
  53,000     Conexant Systems, Inc.*<F3>                                85,330
  25,000     Cypress Semiconductor Corp.*<F3>                          221,000
  30,000     ESS Technology, Inc.*<F3>                                 205,500
  45,000     Flextronics International Ltd.*<F3>                       596,250
  41,000     Integrated Device
               Technology, Inc.*<F3>                                   390,730
  40,380     Intel Corp.                                               810,023
  34,000     Lam Research Corp.*<F3>                                   743,920
  17,000     Lattice Semiconductor Corp.*<F3>                           83,470
   7,000     Linear Technology Corp.                                   253,680
  76,000     LSI Logic Corp.*<F3>                                      327,560
  45,000     Mattson Technology, Inc.*<F3>                             346,050
  11,000     Maxim Integrated Products, Inc.                           465,190
  20,000     Micron Technology, Inc.*<F3>                              240,600
   7,000     Pixelworks, Inc.*<F3>                                      70,070
  60,000     PMC-Sierra, Inc.*<F3>                                     528,600
   7,500     QLogic Corp.*<F3>                                         222,075
  12,000     Rambus Inc.*<F3>                                          188,280
  90,000     Sanmina-SCI Corp.*<F3>                                    634,500
  73,000     Solectron Corp.*<F3>                                      361,350
  11,000     STMicroelectronics N.V.                                   190,080
  23,000     Texas Instruments Inc.                                    489,440
  65,000     TriQuint Semiconductor, Inc.*<F3>                         253,500
 150,000     Vitesse Semiconductor Corp.*<F3>                          409,500
  41,000     Xilinx, Inc.                                            1,107,000
                                                                   -----------
                                                                    11,398,518

             SERVICES -- 0.5%
   1,500     FedEx Corp.                                               128,535
   3,000     Korn/Ferry International*<F3>                              54,690
   4,000     Taser International, Inc.*<F3>                            150,200
   1,500     United Parcel Service, Inc. Cl B                          113,880
                                                                   -----------
                                                                       447,305

             SYSTEM SOFTWARE -- 1.2%
  16,000     Autodesk, Inc.                                            778,080
   6,000     Mercury Interactive Corp.*<F3>                            209,280
                                                                   -----------
                                                                       987,360

             TELECOMMUNICATIONS -- 4.5%
  72,000     Agere Systems Inc.*<F3>                                    75,600
  55,000     Avaya Inc.*<F3>                                           766,700
 101,000     CIENA Corp.*<F3>                                          199,980
 177,750     Lucent Technologies Inc.*<F3>                             563,467
 350,600     Nortel Networks Corp.*<F3>                              1,192,040
  18,000     Qiao Xing
               Universal Telephone, Inc.*<F3>                          148,320
  93,000     Tellabs, Inc.*<F3>                                        854,670
                                                                   -----------
                                                                     3,800,777

             TELEPHONE SERVICES -- 0.1%
  25,000     Time Warner Telecom Inc.*<F3>                             120,000

             WIRELESS COMMUNICATION -- 14.3%
 280,925     Motorola, Inc.                                          5,067,887
  51,000     Nextel Communications, Inc.*<F3>                        1,215,840
  30,000     Nextel Partners, Inc.*<F3>                                497,400
  14,000     Nokia Corp. "A" - SP-ADR                                  192,080
  47,000     Research In Motion Ltd.*<F3>                            3,587,980
  21,000     Sprint Corp. (FON Group)                                  422,730
  42,000     Western Wireless Corp.*<F3>                             1,079,820
                                                                   -----------
                                                                    12,063,737
                                                                   -----------
                 Total common stocks
                   (cost $82,931,344)                               84,603,459
                                                                   -----------

MUTUAL FUNDS -- 0.5% (A)<F4>
   3,000     Biotech HOLDRs Trust                                      433,500
                                                                   -----------
                 Total mutual funds
                   (cost $410,973)                                     433,500
                                                                   -----------
                 Total long-term
                   investments
                   (cost $83,342,317)                               85,036,959
                                                                   -----------

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F4>

             VARIABLE-RATE DEMAND NOTE -- 0.0%
    $446     U.S. Bank, N.A., 1.59%                                        446
                                                                   -----------
                 Total short-term
                   investments (cost $446)                                 446
                                                                   -----------
                 Total investments
                   (cost $83,342,763)                               85,037,405
             Liabilities, less cash and
               receivables -- (1.0%) (A)<F4>                          (827,754)
                                                                   -----------
                 NET ASSETS                                        $84,209,651
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value, 40,000,000
               shares authorized), offering
               and redemption price
               ($84,209,651 / 3,121,306
               shares outstanding)                                 $     26.98
                                                                   -----------
                                                                   -----------

  *<F3>   Non-income producing security.
(a)<F4> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt
N.V. - Netherlands Antilles Limited Liability Corporation
NYS - New York Registered Shares

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Dividends                                                       $   344,634
   Interest                                                             11,312
                                                                   -----------
       Total income                                                    355,946
                                                                   -----------

EXPENSES:
   Management fees                                                   1,183,169
   Transfer agent fees                                                 196,442
   Administrative services                                             153,355
   Distribution fees                                                   115,630
   Printing and postage expense                                         80,020
   Custodian fees                                                       65,879
   Professional fees                                                    60,791
   Registration fees                                                    27,719
   Insurance expense                                                    18,930
   Board of Directors fees                                               5,500
   Other expenses                                                          472
                                                                   -----------
       Total operating expenses before interest expense              1,907,907

   Interest expense                                                     17,668
                                                                   -----------
       Total expenses                                                1,925,575
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,569,629)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                       667,155
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                 1,230,289
                                                                   -----------
NET GAIN ON INVESTMENTS                                              1,897,444
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   327,815
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                           2004                 2003
                                                                                         --------             --------
OPERATIONS:
   Net investment loss                                                                 $  (1,569,629)       $   (855,528)
   Net realized gain (loss) on investments                                                   667,155          (1,735,336)
   Net change in unrealized appreciation on investments                                    1,230,289          34,019,632
                                                                                       -------------        ------------
       Net increase in net assets resulting from operations                                  327,815          31,428,768
                                                                                       -------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,748,524 and 4,347,940 shares, respectively)             54,718,743         112,162,453
   Cost of shares redeemed (3,599,902 and 3,456,834 shares, respectively)               (109,740,156)        (84,720,688)
                                                                                       -------------        ------------
       Net (decrease) increase in net assets derived from Fund share activities          (55,021,413)         27,441,765
                                                                                       -------------        ------------
       TOTAL (DECREASE) INCREASE                                                         (54,693,598)         58,870,533
NET ASSETS AT THE BEGINNING OF THE YEAR                                                  138,903,249          80,032,716
                                                                                       -------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                      $  84,209,651        $138,903,249
                                                                                       -------------        ------------
                                                                                       -------------        ------------

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 27.93        $ 19.61        $ 29.73        $ 66.57        $ 53.98

Income from investment operations:
   Net investment loss*<F5>                                    (0.40)         (0.22)         (0.25)         (0.38)         (0.51)
   Net realized and unrealized
     (loss) gain on investments                                (0.55)**<F6>    8.54          (9.87)        (36.46)         13.11
                                                             -------        -------        -------        -------        -------
Total from investment operations                               (0.95)          8.32         (10.12)        (36.84)         12.60

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distribution from net realized gains                           --             --             --             --          (0.01)
                                                             -------        -------        -------        -------        -------
Total from distributions                                          --             --             --             --          (0.01)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 26.98        $ 27.93        $ 19.61        $ 29.73        $ 66.57
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                  (3.44%)        42.43%        (34.04%)       (55.34%)        23.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          84,210        138,903         80,033        182,742        583,884
Ratio of operating expenses before interest expense
  to average net assets                                        1.61%          1.72%          1.49%          1.34%          1.29%
Ratio of interest expense to average net assets                0.02%          0.02%          0.02%          0.01%          0.00%
Ratio of net investment loss to average net assets            (1.33%)        (0.88%)        (0.82%)        (0.82%)        (0.84%)
Portfolio turnover rate                                        94.0%          83.7%          67.0%          35.8%          17.3%

  *<F5> In 2004, 2003, 2002 and 2001, net investment loss per share is calculated using average shares outstanding. In 2000 net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 **<F6> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Reynolds Opportunity Fund's performance was positively affected in the first half of its fiscal year ended September 30, 2004 by a strengthening economy (including business investment), stronger earnings and a shift in leadership to growth stocks. The Opportunity Fund was particularly helped by its emphasis on growth stocks in industries with stronger long-term outlooks such as: (1) communications, (2) financial services - including discount brokerage firms, (3) health - including biotechnology and services, (4) the Internet, (5) leisure, (6) retailers - including discount and specialty, and (7) technology - including application software and semiconductors. The Reynolds Opportunity Fund was also helped by its emphasis on medium to smaller size companies. The Reynolds Opportunity Fund's performance was negatively affected in the second half of its fiscal year ended September 30, 2004 by investor's emphasis on perceived negative external events such as a perception that there were signs of a slowing growth rate in the economy (particularly slow business investment), a modest increase of interest rates by the Federal Reserve, problems in Iraq, terrorism and the uncertain outcome of the upcoming Presidential election. During this period many investors didn't fully appreciate that the fundamentals for many companies, particularly the ones owned or subsequently purchased by the Opportunity Fund were improving due to such things as cost cutting, improved efficiencies and new products.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               REYNOLDS OPPORTUNITY FUND AND S&P 500 INDEX(1)<F7>

        Date          Reynolds Opportunity Fund           S&P 500 Index
        ----          -------------------------           -------------
      9/30/94                  $10,000                       $10,000
      9/30/95                  $14,040                       $12,980
      9/30/96                  $15,500                       $15,628
      9/30/97                  $19,313                       $21,988
      9/30/98                  $21,681                       $24,000
      9/30/99                  $34,685                       $30,673
      9/30/00                  $44,023                       $34,747
      9/30/01                  $17,414                       $25,497
      9/30/02                  $11,663                       $20,274
      9/30/03                  $18,968                       $25,220
      9/30/04                  $18,154                       $28,719

                          AVERAGE ANNUAL TOTAL RETURN

                      1-YEAR         5-YEAR        10-YEAR
                      ------         ------        -------
                      -4.29%        -12.15%         6.15%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F7> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Opportunity Fund
STATEMENT OF NET ASSETS
September 30, 2004

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 98.4% (A)<F9>
COMMON STOCKS -- 98.4% (A)<F9>

             ADVERTISING -- 0.3%
   7,000     ValueClick, Inc.*<F8>                                 $    66,080

             APPLICATION SOFTWARE -- 1.4%
   4,000     Business Objects S.A. - SP-ADR*<F8>                        93,240
   7,000     Compuware Corp.*<F8>                                       36,050
   9,000     Corio, Inc.*<F8>                                           14,040
  10,000     Novell, Inc.*<F8>                                          63,100
   3,000     Siebel Systems, Inc.*<F8>                                  22,620
   2,000     VERITAS Software Corp.*<F8>                                35,600
                                                                   -----------
                                                                       264,650

             AUTOMOTIVE -- 0.1%
   9,000     Tower Automotive, Inc.*<F8>                                18,810

             BIOTECHNOLOGY -- 7.6%
  43,000     Aastrom Biosciences, Inc.*<F8>                             39,990
  16,000     Altair Nanotechnologies, Inc.*<F8>                         24,320
   4,000     Applera Corp. - Celera Genomics
               Group (Tracking Stock)*<F8>                              46,760
  22,000     AVANIR Pharmaceuticals*<F8>                                62,480
  12,000     AVANT Immunotherapeutics, Inc.*<F8>                        20,520
   6,000     AVI BioPharma, Inc.*<F8>                                   12,300
  30,000     Biomira, Inc.*<F8>                                         43,500
   4,000     Dendreon Corp.*<F8>                                        33,640
  12,000     Elan Corp. PLC - SP-ADR*<F8>                              280,800
   6,000     Epoch Biosciences Inc.*<F8>                                11,640
   9,000     Genaera Corp.*<F8>                                         35,190
   6,000     GlycoGenesys, Inc.*<F8>                                     2,700
  35,000     The Immune Response Corp.*<F8>                             42,000
  10,000     Incyte Corp.*<F8>                                          96,300
   5,000     Insmed Inc.*<F8>                                            8,400
   7,800     Orchid Biosciences, Inc.*<F8>                              62,634
  16,000     Peregrine Pharmaceuticals, Inc.*<F8>                       25,760
  21,000     Pharmos Corp.*<F8>                                         60,480
   7,000     PRAECIS Pharmaceuticals Inc.*<F8>                          15,400
   3,000     Protein Design Labs, Inc.*<F8>                             58,740
  11,000     Senetek PLC - SP-ADR*<F8>                                   2,970
   2,000     Sepracor Inc.*<F8>                                         97,560
   5,000     Serologicals Corp.*<F8>                                   116,650
   4,000     StemCells, Inc.*<F8>                                        6,160
   5,000     Transkaryotic Therapies, Inc.*<F8>                         88,650
  16,000     V.I. Technologies, Inc.*<F8>                               14,240
  30,000     Vion Pharmaceuticals, Inc.*<F8>                           126,300
                                                                   -----------
                                                                     1,436,084

             BUSINESS SOFTWARE & SERVICES -- 9.2%
  16,000     Akamai Technologies, Inc.*<F8>                            224,800
  10,000     Answerthink Inc.*<F8>                                      53,500
   6,000     Aspen Technology, Inc.*<F8>                                41,940
   5,000     CheckFree Corp.*<F8>                                      138,350
  18,000     Commtouch Software Ltd.*<F8>                                5,760
   7,000     Comverse Technology, Inc.*<F8>                            131,810
   3,000     Digital River, Inc.*<F8>                                   89,340
   6,000     E.piphany, Inc.*<F8>                                       24,180
  24,000     I-many, Inc.*<F8>                                          23,280
  13,000     Manugistics Group, Inc.*<F8>                               30,940
   3,000     Monster Worldwide Inc.*<F8>                                73,920
   3,000     NetIQ Corp.*<F8>                                           32,100
  18,000     OpenTV Corp.*<F8>                                          54,900
   4,000     Radiant Systems, Inc.*<F8>                                 16,080
  63,000     Radview Software Ltd.*<F8>                                 11,970
  70,000     Ramp Corp.*<F8>                                             2,800
  20,000     Sapient Corp.*<F8>                                        152,600
  15,000     SeeBeyond Technology Corp.*<F8>                            46,200
   6,000     Sonic Solutions*<F8>                                       97,920
  46,000     Sonus Networks, Inc.*<F8>                                 258,980
   2,610     STATS ChipPAC Ltd. ADR*<F8>                                15,608
   8,000     TIBCO Software Inc.*<F8>                                   68,080
  29,000     Verso Technologies, Inc.*<F8>                              27,550
  22,000     Viewpoint Corp.*<F8>                                       50,600
   3,000     Viisage Technology, Inc.*<F8>                              17,250
   8,000     webMethods, Inc.*<F8>                                      42,560
                                                                   -----------
                                                                     1,733,018

             CABLE TV/BROADCASTING -- 3.3%
  26,000     Charter Communications, Inc.*<F8>                          69,160
   9,000     Crown Media Holdings, Inc.*<F8>                            75,150
  24,000     Sirius Satellite Radio Inc.*<F8>                           76,800
   3,840     UnitedGlobalCom, Inc.*<F8>                                 28,685
  12,000     XM Satellite Radio Holdings Inc.*<F8>                     372,240
                                                                   -----------
                                                                       622,035

             CHEMICALS-SPECIALTY -- 0.3%
   5,000     W.R. Grace & Co.*<F8>                                      47,250
   8,000     Isonics Corp.*<F8>                                         10,472
                                                                   -----------
                                                                        57,722

             COMMUNICATION EQUIPMENT -- 6.4%
  22,000     ANADIGICS, Inc.*<F8>                                       74,140
   7,000     Brocade Communications
               Systems, Inc.*<F8>                                       39,550
  15,000     C-COR Inc.*<F8>                                           126,750
   3,000     CalAmp Corp.*<F8>                                          21,360
  10,000     Concurrent Computer Corp.*<F8>                             16,800
  21,000     Corning Inc.*<F8>                                         232,680
   6,000     Digital Lightwave, Inc.*<F8>                                6,786
  18,000     Eagle Broadband, Inc.*<F8>                                 12,960
   3,000     Endwave Corp.*<F8>                                         38,820
   8,000     L.M. Ericsson
               Telephone Co. ADR*<F8>                                  249,920
  22,000     Finisar Corp.*<F8>                                         28,600
  12,000     FOCUS Enhancements, Inc.*<F8>                              18,360
  20,000     Harmonic Inc.*<F8>                                        133,000
  27,000     Proxim Corp.*<F8>                                          21,600
   4,000     QUALCOMM Inc.                                             156,160
   3,000     REMEC, Inc.*<F8>                                           14,130
   4,000     Terayon Communication
               Systems, Inc.*<F8>                                        8,480
                                                                   -----------
                                                                     1,200,096

             COMMUNICATIONS SERVICES -- 0.4%
   6,000     Aspect Communications Corp.*<F8>                           59,580
  10,000     Metro One
               Telecommunications, Inc.*<F8>                            16,100
                                                                   -----------
                                                                        75,680

             COMPUTER NETWORKING -- 5.7%
   8,000     3Com Corp.*<F8>                                            33,760
  11,000     Adaptec, Inc.*<F8>                                         83,600
  12,000     BroadVision, Inc.*<F8>                                     35,160
   3,000     CIBER, Inc.*<F8>                                           22,560
  12,600     Cisco Systems Inc.*<F8>                                   228,060
  28,000     Corvis Corp.*<F8>                                          22,400
  10,000     Extreme Networks, Inc.*<F8>                                44,500
  11,000     Foundry Networks, Inc.*<F8>                               104,390
  12,000     Glenayre Technologies, Inc.*<F8>                           21,600
   3,000     Juniper Networks, Inc.*<F8>                                70,800
   9,000     Lantronix, Inc.*<F8>                                        9,270
  25,000     MRV Communications, Inc.*<F8>                              62,500
   7,000     Sierra Wireless, Inc.*<F8>                                124,600
   9,000     Sycamore Networks, Inc.*<F8>                               34,020
   8,000     WebEx Communications, Inc.*<F8>                           174,560
                                                                   -----------
                                                                     1,071,780

             COMPUTER & PERIPHERALS -- 2.0%
   6,000     Authentidate Holding Corp.*<F8>                            36,360
   7,000     McDATA Corp.*<F8>                                          35,210
   5,000     Network Appliance, Inc.*<F8>                              115,000
   1,350     PalmOne, Inc.*<F8>                                         41,094
   6,000     Quantum Corp.*<F8>                                         13,860
   4,000     Western Digital Corp.*<F8>                                 35,160
  96,000     Xybernaut Corp.*<F8>                                      107,520
                                                                   -----------
                                                                       384,204

             COMPUTER SOFTWARE & SERVICES -- 0.9%
  58,000     Futuremedia PLC - SP-ADR*<F8>                              50,460
   3,000     Lawson Software, Inc.*<F8>                                 16,800
  31,000     Silicon Graphics, Inc.*<F8>                                44,330
   6,000     VA Software Corp.*<F8>                                     11,760
  15,000     Wave Systems Corp.*<F8>                                    13,650
   3,000     Wind River Systems, Inc.*<F8>                              36,600
                                                                   -----------
                                                                       173,600

             DIVERSIFIED -- 0.8%
  15,000     Crown Holdings, Inc.*<F8>                                 154,650

             DRUGS -- 1.4%
   8,000     Alteon Inc.*<F8>                                            7,600
  17,000     ARIAD Pharmaceuticals, Inc.*<F8>                          113,730
  13,000     Axonyx Inc.*<F8>                                           73,450
   7,000     Geron Corp.*<F8>                                           41,930
  40,000     Questcor Pharmaceuticals, Inc.*<F8>                        18,000
                                                                   -----------
                                                                       254,710

             ELECTRICAL EQUIPMENT -- 0.7%
  18,000     Arotech Corp.*<F8>                                         27,900
   6,000     FuelCell Energy, Inc.*<F8>                                 61,500
   2,000     PerkinElmer, Inc.                                          34,440
                                                                   -----------
                                                                       123,840

             ELECTRONICS -- 1.2%
   3,000     Agilent Technologies, Inc.*<F8>                            64,710
   3,000     Brightpoint, Inc.*<F8>                                     51,600
  48,000     GigaMedia Ltd.*<F8>                                        60,000
   3,000     Powerwave Technologies, Inc.*<F8>                          18,480
   3,000     Vishay Intertechnology, Inc.*<F8>                          38,700
                                                                   -----------
                                                                       233,490

             ENERGY -- 0.1%
   8,000     Capstone Turbine Corp.*<F8>                                12,240
   3,000     Ivanhoe Energy Inc.*<F8>                                    6,345
                                                                   -----------
                                                                        18,585

             ENERGY-SERVICES -- 0.1%
   5,000     Parker Drilling Co.*<F8>                                   18,350
  15,000     Trico Marine Services, Inc.*<F8>                            2,250
                                                                   -----------
                                                                        20,600

             ENTERTAINMENT/MEDIA -- 0.8%
  29,000     BAM! Entertainment, Inc.*<F8>                              10,730
   2,000     The Walt Disney Co.                                        45,100
   3,000     Gemstar-TV Guide
               International, Inc.*<F8>                                 16,950
   4,000     Lions Gate Entertainment Corp.*<F8>                        34,800
   4,000     Roxio, Inc.*<F8>                                           20,560
  14,000     WorldGate Communications, Inc.*<F8>                        23,520
                                                                   -----------
                                                                       151,660

             FINANCIAL SERVICES -- 2.7%
   7,000     Ameritrade Holding Corp.*<F8>                              84,070
  15,000     E*TRADE Financial Corp.*<F8>                              171,300
  26,000     HomeStore, Inc.*<F8>                                       60,060
   7,000     Knight Trading Group, Inc.*<F8>                            64,610
   5,000     MarketWatch Inc.*<F8>                                      62,450
   4,000     Providian Financial Corp.*<F8>                             62,160
                                                                   -----------
                                                                       504,650

             GOLD & SILVER -- 3.0%
   6,000     Bema Gold Corp.*<F8>                                       19,140
  18,000     Cambior Inc.*<F8>                                          55,440
  15,000     Coeur d'Alene Mines Corp.*<F8>                             71,100
   5,000     Durban Roodepoort
               Deep Ltd. - SP-ADR*<F8>                                  10,055
  11,000     Golden Star Resources Ltd.*<F8>                            57,970
   3,000     Gold Fields Ltd. SP-ADR                                    40,950
   9,000     Miramar Mining Corp.*<F8>                                  11,430
   8,000     Northgate Minerals Corp.*<F8>                              15,280
  15,000     Pacific Rim Mining Corp.*<F8>                              10,800
   8,000     Pan American Silver Corp.*<F8>                            136,240
   3,000     Silver Standard Resources Inc.*<F8>                        49,560
  29,000     Wheaton River Minerals Ltd.*<F8>                           91,350
                                                                   -----------
                                                                       569,315

             HOTEL -- 0.7%
  10,000     Prime Hospitality Corp.*<F8>                              121,700
  12,000     Wyndham International, Inc.*<F8>                            9,840
                                                                   -----------
                                                                       131,540

             HOUSEHOLD PRODUCTS -- 0.1%
   6,000     Revlon, Inc.*<F8>                                          15,120

             INSTRUMENTS -- 0.3%
   4,000     Input/Output, Inc.*<F8>                                    41,240
  20,000     SmarTire Systems Inc.*<F8>                                    840
   6,000     Transgenomic, Inc.*<F8>                                     6,960
                                                                   -----------
                                                                        49,040

             INSURANCE -- 0.1%
   9,000     SCOR - SP-ADR                                              13,950

             INTERNET INFORMATION PROVIDERS -- 4.3%
   6,000     Ask Jeeves, Inc.*<F8>                                     196,260
  29,000     BackWeb Technologies Ltd.*<F8>                             11,600
  15,812     chinadotcom corp.*<F8>                                     78,744
   6,000     CNET Networks, Inc.*<F8>                                   54,900
  26,000     Critical Path, Inc.*<F8>                                   16,900
   2,000     InfoSpace, Inc.*<F8>                                       94,780
  40,000     iVillage Inc.*<F8>                                        240,000
   7,000     On2 Technologies, Inc.*<F8>                                 4,620
  32,000     theglobe.com, inc.*<F8>                                    16,640
  48,000     Verticalnet, Inc.*<F8>                                     57,120
   7,000     WebMD Corp.*<F8>                                           48,720
                                                                   -----------
                                                                       820,284

             INTERNET SERVICE PROVIDERS -- 0.6%
  10,000     EarthLink, Inc.*<F8>                                      103,000
   6,000     Internap Network Services Corp.*<F8>                        4,020
  12,000     Provo International Inc.*<F8>                               1,560
                                                                   -----------
                                                                       108,580

             INTERNET SOFTWARE & SERVICES -- 3.3%
   3,126     Ariba, Inc.*<F8>                                           29,197
  31,000     Art Technology Group, Inc.*<F8>                            27,900
  24,000     CMGI Inc.*<F8>                                             29,040
   3,000     Digitas Inc.*<F8>                                          23,190
   1,600     Internet Capital Group, Inc.*<F8>                          10,336
  10,000     IONA Technologies
               PLC - SP-ADR*<F8>                                        41,000
   3,000     IPIX Corp.*<F8>                                            22,020
   6,000     Kana Software, Inc.*<F8>                                   10,140
  15,000     LookSmart, Ltd.*<F8>                                       22,050
  17,000     Loudeye Corp.*<F8>                                         18,360
  10,000     Openwave Systems Inc.*<F8>                                 88,200
  41,000     ProsoftTraining*<F8>                                       15,170
   3,000     RealNetworks, Inc.*<F8>                                    13,980
  13,000     Red Hat, Inc.*<F8>                                        159,120
  19,000     Safeguard Scientifics, Inc.*<F8>                           35,530
  12,000     SAFLINK Corp.*<F8>                                         31,200
   7,000     SonicWALL, Inc.*<F8>                                       47,320
   1,250     Teleglobe International
               Holdings Ltd.*<F8>                                        4,337
                                                                   -----------
                                                                       628,090

             MACHINERY -- 0.2%
   4,000     Presstek, Inc.*                                            38,680

             MEDICAL SERVICES -- 0.3%
  10,000     EntreMed, Inc.*<F8>                                        17,300
   7,000     Quidel Corp.*<F8>                                          31,710
                                                                   -----------
                                                                        49,010

             MEDICAL SUPPLIES -- 0.6%
   9,000     Aradigm Corp.*<F8>                                         11,520
  29,000     Cardima, Inc.*<F8>                                         12,760
   8,000     Celsion Corp.*<F8>                                          4,000
   3,000     Escalon Medical Corp.*<F8>                                 36,060
   9,000     HearUSA, Inc.*<F8>                                         11,160
  17,000     LifePoint, Inc.*<F8>                                        4,760
  10,000     Palatin Technologies, Inc.*<F8>                            29,100
                                                                   -----------
                                                                       109,360

             METALS -- 0.5%
   3,000     Metals USA, Inc.*<F8>                                      53,220
   4,000     North American Palladium Ltd.*<F8>                         33,320
                                                                   -----------
                                                                        86,540

             PHOTOGRAPHY -- 0.2%
   3,000     Komag, Inc.*<F8>                                           41,700

             RETAIL-SPECIALTY -- 4.1%
  62,000     Ableauctions.com, Inc.*<F8>                                29,140
   2,000     Best Buy Co., Inc.                                        108,480
  14,000     Bombay Company, Inc.*<F8>                                 102,620
   8,000     Circuit City Stores, Inc.                                 122,720
   8,000     iParty Corp.*<F8>                                           5,760
  13,000     Navarre Corp.*<F8>                                        188,370
  10,000     PC Connection, Inc.*<F8>                                   68,700
   3,000     Pep Boys-Manny, Moe & Jack                                 42,000
  14,000     Rite Aid Corp.*<F8>                                        49,280
   6,000     Tommy Hilfiger Corp.*<F8>                                  59,220
                                                                   -----------
                                                                       776,290

             RETAIL STORES -- 0.2%
   2,000     The Gap, Inc.                                              37,400

             SECURITY SOFTWARE & SERVICES -- 3.6%
   4,000     Check Point Software
               Technologies Ltd.*<F8>                                   67,880
   4,000     Internet Security Systems, Inc.*<F8>                       68,000
  10,000     McAfee, Inc.*<F8>                                         201,000
  22,000     Netegrity, Inc.*<F8>                                      165,220
   1,122     SafeNet, Inc.*<F8>                                         29,598
   7,000     VeriSign, Inc.*<F8>                                       139,160
  11,000     Vignette Corp.*<F8>                                        14,630
                                                                   -----------
                                                                       685,488

             SEMICONDUCTOR CAPITAL SPENDING -- 2.2%
   3,000     Applied Materials, Inc.*<F8>                               49,470
  13,000     ASML Holding N.V. - NYS*<F8>                              167,310
  19,000     eMagin Corp.*<F8>                                          19,000
  17,000     ISCO International Inc.*<F8>                                4,760
   4,000     Kulicke and Soffa Industries, Inc.*<F8>                    22,600
  10,000     Semitool, Inc.*<F8>                                        75,900
   4,000     Teradyne, Inc.*<F8>                                        53,600
  24,000     TranSwitch Corp.*<F8>                                      30,240
                                                                   -----------
                                                                       422,880

             SEMICONDUCTORS -- 13.5%
   7,000     Alliance Semiconductor Corp.*<F8>                          24,220
   6,000     Altera Corp.*<F8>                                         117,420
   3,000     Amkor Technology, Inc.*<F8>                                10,950
   2,000     Applied Micro Circuits Corp.*<F8>                           6,260
  27,000     Atmel Corp.*<F8>                                           97,740
   4,000     Avanex Corp.*<F8>                                           8,160
   6,000     Axcelis Technologies, Inc.*<F8>                            49,680
   4,000     Broadcom Corp.*<F8>                                       109,160
  10,000     Cirrus Logic, Inc.*<F8>                                    47,700
  30,000     Conexant Systems, Inc.*<F8>                                48,300
  10,000     Cypress Semiconductor Corp.*<F8>                           88,400
   4,000     EMCORE Corp.*<F8>                                           7,840
   4,000     Flextronics International Ltd.*<F8>                        53,000
  10,000     Integrated Device
               Technology, Inc.*<F8>                                    95,300
  10,200     Intel Corp.                                               204,612
   4,000     Lam Research Corp.*<F8>                                    87,520
  14,000     Mattson Technology, Inc.*<F8>                             107,660
   9,666     Mindspeed Technologies Inc.*<F8>                           19,332
  10,000     MIPS Technologies, Inc.*<F8>                               57,000
   3,000     NVIDIA Corp.*<F8>                                          43,560
  16,000     Pixelworks, Inc.*<F8>                                     160,160
  15,000     PLX Technology, Inc.*<F8>                                 108,150
  21,000     PMC-Sierra, Inc.*<F8>                                     185,010
  10,000     Rambus Inc.*<F8>                                          156,900
  10,000     Sanmina-SCI Corp.*<F8>                                     70,500
   8,000     Silicon Storage Technology, Inc.*<F8>                      50,960
   3,000     SIPEX Corp.*<F8>                                           15,750
  23,000     Solectron Corp.*<F8>                                      113,850
  10,000     Texas Instruments Inc.                                    212,800
  10,000     TriQuint Semiconductor, Inc.*<F8>                          39,000
  18,000     Vitesse Semiconductor Corp.*<F8>                           49,140
   4,000     Xilinx, Inc.                                              108,000
                                                                   -----------
                                                                     2,554,034

             SERVICES -- 0.4%
  17,000     Envoy Communications
               Group Inc.*<F8>                                           6,800
  10,000     EVCI Career Colleges
               Holding Corp.*<F8>                                       70,650
                                                                   -----------
                                                                        77,450

             SYSTEM SOFTWARE -- 0.7%
  26,000     Insignia Solutions, Inc. ADR*<F8>                          17,680
  21,000     Parametric Technology Corp.*<F8>                          110,880
                                                                   -----------
                                                                       128,560

             TELECOMMUNICATION SERVICES -- 0.2%
  10,000     Qwest Communications
               International Inc.*<F8>                                  33,300

             TELECOMMUNICATIONS -- 3.9%
  19,000     ADC Telecommunications, Inc.*<F8>                          34,390
   6,000     Agere Systems Inc.*<F8>                                     6,300
  14,000     Avaya Inc.*<F8>                                           195,160
  40,000     DSL.net, Inc.*<F8>                                          7,600
   5,000     Level 3 Communications, Inc.*<F8>                          12,950
  44,000     Lucent Technologies Inc.*<F8>                             139,480
   2,000     Macromedia, Inc.*<F8>                                      40,160
  25,000     McLeodUSA Inc.*<F8>                                        10,750
  36,000     Nortel Networks Corp.*<F8>                                122,400
   9,000     Qiao Xing Universal
               Telephone, Inc.*<F8>                                     74,160
  11,000     Tellabs, Inc.*<F8>                                        101,090
                                                                   -----------
                                                                       744,440

             TELEPHONE SERVICES -- 0.5%
   9,000     Cable & Wireless
               PLC - SP-ADR                                             47,340
  10,000     Primus Telecommunications
               Group, Inc.*<F8>                                         14,700
   6,000     Time Warner Telecom Inc.*<F8>                              28,800
                                                                   -----------
                                                                        90,840

             UTILITIES -- 0.1%
  28,000     Beacon Power Corp.*<F8>                                    14,840

             WIRELESS COMMUNICATION -- 9.4%
  14,000     FiberNet Telecom Group, Inc.*<F8>                          10,360
   8,800     GoAmerica, Inc.*<F8>                                        2,904
  13,500     Motorola, Inc.                                            243,540
   9,000     Nextel Communications, Inc.*<F8>                          214,560
   3,000     Nextel Partners, Inc.*<F8>                                 49,740
   9,000     Research In Motion Ltd.*<F8>                              687,060
   6,000     Sprint Corp. (FON Group)                                  120,780
  13,000     Telesystem International
               Wireless Inc.*<F8>                                      122,980
   8,000     Tumbleweed
               Communications Corp.*<F8>                                20,240
  15,000     UbiquiTel Inc.*<F8>                                        60,000
   9,000     Western Wireless Corp.*<F8>                               231,390
                                                                   -----------
                                                                     1,763,554
                                                                   -----------
                 Total common stocks
                   (cost $15,426,246)                               18,556,229
                                                                   -----------
                 Total long-term investments
                   (cost $15,426,246)                               18,556,229
                                                                   -----------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.0% (A)<F9>

             VARIABLE RATE DEMAND NOTE -- 2.0%
$375,353     U.S. Bank, N.A., 1.59%                                    375,353
                                                                   -----------
                 Total short-term investments
                   (cost $375,353)                                     375,353
                                                                   -----------
                 Total investments
                   (cost $15,801,599)                               18,931,582
             Liabilities, less cash and
               receivables -- (0.4%) (A)<F9>                           (76,232)
                                                                   -----------
                 NET ASSETS                                        $18,855,350
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value, 40,000,000
               shares authorized), offering
               and redemption price
               ($18,855,350 / 1,116,276
               shares outstanding)                                 $     16.89
                                                                   -----------
                                                                   -----------

 *<F8>    Non-income producing security.
(a)<F9> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt
N.V. - Netherlands Antilles Limited Liability Corporation
NYS - New York Registered Shares

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Dividends                                                       $    26,607
   Interest                                                              2,669
                                                                   -----------
       Total income                                                     29,276
                                                                   -----------

EXPENSES:
   Management fees                                                     302,789
   Administrative services                                              62,203
   Professional fees                                                    57,571
   Transfer agent fees                                                  47,024
   Registration fees                                                    36,660
   Distribution fees                                                    22,565
   Custodian fees                                                       20,228
   Printing and postage expense                                         19,330
   Insurance expense                                                     5,579
   Board of Directors fees                                               5,500
   Other expenses                                                        1,137
                                                                   -----------
       Total operating expenses before interest expense                580,586
   Interest expense                                                     15,414
                                                                   -----------
       Total expenses                                                  596,000
                                                                   -----------
NET INVESTMENT LOSS                                                   (566,724)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     2,004,803
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                (2,992,834)
                                                                   -----------
NET LOSS ON INVESTMENTS                                               (988,031)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,554,755)
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                            2004                2003
                                                                                          --------            --------
OPERATIONS:
   Net investment loss                                                                   $  (566,724)        $  (269,051)
   Net realized gain on investments                                                        2,004,803           1,639,500
   Net change in unrealized appreciation on investments                                   (2,992,834)          6,651,242
                                                                                         -----------         -----------
       Net (decrease) increase in net assets resulting from operations                    (1,554,755)          8,021,691
                                                                                         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.73628 per share)                             (1,226,731)*<F10>           --
                                                                                         -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,920,545 and 624,888 shares, respectively)               40,315,699          10,818,505
   Net asset value of shares issued in distributions reinvested (57,761 shares)            1,193,946                  --
   Cost of shares redeemed (2,308,497 and 429,865 shares, respectively)                  (46,318,679)         (6,459,337)
                                                                                         -----------         -----------
       Net (decrease) increase in net assets derived from Fund share activities           (4,809,034)          4,359,168
                                                                                         -----------         -----------
       TOTAL (DECREASE) INCREASE                                                          (7,590,520)         12,380,859
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   26,445,870          14,065,011
                                                                                         -----------         -----------
NET ASSETS AT THE END OF THE YEAR                                                        $18,855,350         $26,445,870
                                                                                         -----------         -----------
                                                                                         -----------         -----------

*<F10>  See Note 7

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 18.28        $ 11.24        $ 16.82        $ 43.31        $ 34.23

Income from investment operations:
   Net investment loss*<F11>                                   (0.38)         (0.23)         (0.23)         (0.37)         (0.56)
   Net realized and unrealized
     (loss) gain on investments                                (0.27)          7.27          (5.31)        (25.47)          9.74
                                                             -------        -------        -------        -------        -------
Total from investment operations                               (0.65)          7.04          (5.54)        (25.84)          9.18

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                       (0.74)            --          (0.04)         (0.65)         (0.10)
                                                             -------        -------        -------        -------        -------
Total from distributions                                       (0.74)            --          (0.04)         (0.65)         (0.10)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 16.89        $ 18.28        $ 11.24        $ 16.82        $ 43.31
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                  (4.29%)        62.63%        (33.02%)       (60.44%)        26.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          18,855         26,446         14,065         27,794        104,610
Ratio of operating expenses before interest expense
  to average net assets                                        1.91%          1.98%          1.84%          1.69%          1.31%
Ratio of interest expense to average net assets                0.05%          0.04%          0.03%          0.05%          0.00%
Ratio of net investment loss to average net assets            (1.87%)        (1.56%)        (1.33%)        (1.29%)        (0.97%)
Portfolio turnover rate                                        65.7%          88.4%         195.0%          74.0%           8.8%

*<F11> In 2004, 2003, 2002 and 2001, net investment loss per share is calculated using average shares outstanding. In 2000 net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Reynolds Fund's performance was positively affected in the first half of its fiscal year ended September 30, 2004 by a strengthening economy (including business investment), stronger earnings and a shift in leadership to growth stocks. The Reynolds Fund was particularly helped by its emphasis on growth stocks in industries with stronger long-term outlooks such as: (1) communications, (2) financial services - including discount brokerage firms, (3) health - including biotechnology and services, (4) the Internet, (5) leisure,
(6) retailers - including discount and specialty, and (7) technology - including application software and semiconductors. The Reynolds Fund was also helped by its emphasis on medium to smaller size companies. The Reynolds Fund's performance was negatively affected in the second half of its fiscal year ended September 30, 2004 by investor's emphasis on perceived negative external events such as a perception that there were signs of a slowing growth rate in the economy (particularly slow business investment), a modest increase of interest rates by the Federal Reserve, problems in Iraq, terrorism and the uncertain outcome of the upcoming Presidential election. During this period many investors didn't fully appreciate that the fundamentals for many companies, particularly the ones owned or subsequently purchased by the Reynolds Fund were improving due to such things as cost cutting, improved efficiencies and new products.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    REYNOLDS FUND AND S&P 500 INDEX(1)<F12>


             Date                Reynolds Fund            S&P 500 Index
             ----                -------------            -------------
           10/1/99*<F28>            $10,000                  $10,000
           9/30/00                  $13,140                  $11,328
           9/30/01                   $4,350                   $8,313
           9/30/02                   $3,010                   $6,610
           9/30/03                   $6,000                   $8,223
           9/30/04                   $5,390                   $9,364

                          AVERAGE ANNUAL TOTAL RETURN

                                                   Since Inception
                   1-YEAR            5-YEAR            10/1/99
                   ------            ------        ---------------
                   -10.17%          -11.63%            -11.63%

*<F28>  inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F12> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Fund
STATEMENT OF NET ASSETS
September 30, 2004

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 138.2% (A)<F14>
COMMON STOCKS -- 137.5% (A)<F14>

             ADVERTISING -- 1.1%
  10,000     DoubleClick Inc.* <F13>                               $    59,100
  34,000     ValueClick, Inc.*<F13>                                    320,960
                                                                   -----------
                                                                       380,060
             AIRLINES/AEROSPACE -- 0.1%
   3,500     The Fairchild Corp.* <F13>                                 13,930
   3,000     MAIR Holdings, Inc.* <F13>                                 24,600
                                                                   -----------
                                                                        38,530

             APPAREL -- 0.1%
   5,000     Candie's, Inc.* <F13>                                      23,700

             APPLICATION SOFTWARE -- 2.2%
 100,000     Commerce One, Inc.* <F13>                                  18,000
   7,000     Compuware Corp.* <F13>                                     36,050
  22,000     Corio, Inc.* <F13>                                         34,320
   9,550     EMC Corp. (Mass.)* <F13>                                  110,207
  45,000     Novell, Inc.* <F13>                                       283,950
   2,000     SAP AG SP-ADR                                              77,900
   6,000     ScanSoft, Inc.* <F13>                                      24,480
   9,000     Siebel Systems, Inc.* <F13>                                67,860
   5,000     VERITAS Software Corp.* <F13>                              89,000
                                                                   -----------
                                                                       741,767

             BIOTECHNOLOGY -- 8.7%
  91,000     Aastrom Biosciences, Inc.* <F13>                           84,630
   4,000     Abgenix, Inc.* <F13>                                       39,440
  35,000     Altair Nanotechnologies, Inc.* <F13>                       53,200
   2,000     Anika Therapeutics, Inc.* <F13>                            27,600
  44,000     AVANIR Pharmaceuticals*<F13>                              124,960
  41,000     AVANT Immunotherapeutics, Inc.* <F13>                      70,110
  11,000     AVI BioPharma, Inc.* <F13>                                 22,550
  55,000     Biomira, Inc.* <F13>                                       79,750
   3,000     Crucell N.V. ADR*<F13>                                     24,330
  16,000     Elan Corp. PLC - SP-ADR*<F13>                             374,400
   6,000     Encysive Pharmaceuticals Inc.* <F13>                       54,180
   3,000     Enzon Pharmaceuticals, Inc.* <F13>                         47,850
  10,000     Epoch Biosciences Inc.* <F13>                              19,400
  35,000     Genaera Corp.* <F13>                                      136,850
  54,000     Genesis Bioventures, Inc.* <F13>                           11,340
  31,000     GlycoGenesys, Inc.* <F13>                                  13,950
  41,000     The Immune Response Corp.* <F13>                           49,200
  55,000     Incyte Corp.* <F13>                                       529,650
   2,000     Ligand Pharmaceuticals Inc. Cl B*<F13>                     20,040
   3,000     Millennium Pharmaceuticals, Inc.* <F13>                    41,130
  13,800     Orchid Biosciences, Inc.* <F13>                           110,814
  42,000     Peregrine Pharmaceuticals, Inc.* <F13>                     67,620
  40,000     Pharmos Corp.* <F13>                                      115,200
  19,000     PRAECIS Pharmaceuticals Inc.* <F13>                        41,800
   5,000     Protein Design Labs, Inc.* <F13>                           97,900
   5,000     Serologicals Corp.* <F13>                                 116,650
   9,000     Transkaryotic Therapies, Inc.* <F13>                      159,570
  41,000     V.I. Technologies, Inc.* <F13>                             36,490
  85,000     Vion Pharmaceuticals, Inc.* <F13>                         357,850
                                                                   -----------
                                                                     2,928,454

             BUSINESS SOFTWARE & SERVICES -- 12.1%
  25,000     Akamai Technologies, Inc.* <F13>                          351,250
  15,000     Answerthink Inc.* <F13>                                    80,250
  22,000     Aspen Technology, Inc.* <F13>                             153,780
   6,000     BEA Systems, Inc.* <F13>                                   41,460
   6,000     Comverse Technology, Inc.* <F13>                          112,980
   3,000     Copart, Inc.* <F13>                                        56,790
  15,000     CyberSource Corp.* <F13>                                   72,450
   3,000     Electronic Clearing House, Inc.* <F13>                     26,403
   5,000     Embarcadero Technologies, Inc.* <F13>                      42,300
  30,000     E.piphany, Inc.* <F13>                                    120,900
 137,000     I-many, Inc.* <F13>                                       132,890
   3,000     Kforce Inc.* <F13>                                         25,140
  60,000     Manugistics Group, Inc.* <F13>                            142,800
   3,000     NetIQ Corp.* <F13>                                         32,100
  58,466     OpenTV Corp.* <F13>                                       178,321
   2,000     Quest Software, Inc.* <F13>                                22,240
  37,000     Radiant Systems, Inc.* <F13>                              148,740
  14,000     RadiSys Corp.* <F13>                                      195,300
  67,000     Sapient Corp.* <F13>                                      511,210
  43,000     SeeBeyond Technology Corp.* <F13>                         132,440
  12,000     Sonic Solutions*<F13>                                     195,840
  87,000     Sonus Networks, Inc.* <F13>                               489,810
   1,740     STATS ChipPAC Ltd. ADR*<F13>                               10,405
  56,000     TIBCO Software Inc.* <F13>                                476,560
  24,000     Verso Technologies, Inc.* <F13>                            22,800
  50,000     Viewpoint Corp.* <F13>                                    115,000
   6,000     Viisage Technology, Inc.* <F13>                            34,500
  36,467     Visual Data Corp.* <F13>                                   54,336
  21,000     webMethods, Inc.* <F13>                                   111,720
                                                                   -----------
                                                                     4,090,715

             CABLE TV/BROADCASTING -- 4.1%
  69,000     Charter Communications, Inc.* <F13>                       183,540
   9,000     Crown Media Holdings, Inc.* <F13>                          75,150
   3,000     Liberty Media Corp.* <F13>                                 26,160
  67,000     Sirius Satellite Radio Inc.* <F13>                        214,400
  23,000     TiVo Inc.* <F13>                                          152,260
  43,640     UnitedGlobalCom, Inc.* <F13>                              325,991
  13,000     XM Satellite Radio Holdings Inc.* <F13>                   403,260
                                                                   -----------
                                                                     1,380,761

             CHEMICALS-SPECIALTY -- 0.4%
  19,000     Isonics Corp.* <F13>                                       24,871
   5,000     Mace Security International, Inc.* <F13>                   16,100
   7,000     Star Scientific, Inc.* <F13>                               41,440
   4,000     Terra Industries Inc.* <F13>                               34,640
                                                                   -----------
                                                                       117,051

             COMMUNICATION EQUIPMENT -- 12.2%
  20,000     8x8, Inc.* <F13>                                           75,000
   4,000     American Tower Corp.* <F13>                                61,400
  75,000     ANADIGICS, Inc.* <F13>                                    252,750
   3,000     Anaren, Inc.* <F13>                                        40,380
   3,000     Andrew Corp.* <F13>                                        36,720
  27,000     Brocade Communications
               Systems, Inc.* <F13>                                    152,550
  55,000     C-COR Inc.* <F13>                                         464,750
   5,000     CalAmp Corp.* <F13>                                        35,600
  44,000     Concurrent Computer Corp.* <F13>                           73,920
  34,000     Corning Inc.* <F13>                                       376,720
 100,000     Digital Lightwave, Inc.* <F13>                            113,100
 102,000     Eagle Broadband, Inc.* <F13>                               73,440
   9,000     Endwave Corp.* <F13>                                      116,460
   3,000     L.M. Ericsson
               Telephone Co. ADR*<F13>                                  93,720
  70,000     Finisar Corp.* <F13>                                       91,000
  60,000     FOCUS Enhancements, Inc.* <F13>                            91,800
   3,000     Globecomm Systems Inc.* <F13>                              19,890
  85,000     Harmonic Inc.* <F13>                                      565,250
  47,000     JDS Uniphase Corp.* <F13>                                 158,390
   6,000     NETGEAR, Inc.* <F13>                                       73,320
  23,000     Network Equipment
               Technologies, Inc.* <F13>                               152,030
   3,000     NMS Communications Corp.* <F13>                            14,640
  20,000     Plexus Corp.* <F13>                                       220,800
   5,000     Polycom, Inc.* <F13>                                       99,100
 131,000     Proxim Corp.* <F13>                                       104,800
  25,000     REMEC, Inc.* <F13>                                        117,750
  11,000     RF Monolithics, Inc.* <F13>                                77,330
   1,000     Seagate Technology                                         13,520
   6,000     Spectrum Signal
               Processing Inc.* <F13>                                   11,340
  38,000     Superconductor
               Technologies Inc.* <F13>                                 41,420
  40,000     Terayon Communication
               Systems, Inc.* <F13>                                     84,800
   4,000     Visual Networks, Inc.* <F13>                               10,440
  68,700     Zhone Technologies, Inc.* <F13>                           210,909
                                                                   -----------
                                                                     4,125,039

             COMMUNICATION SERVICES -- 0.8%
  12,000     Aspect Communications Corp.* <F13>                        119,160
   5,000     Crown Castle International Corp.* <F13>                    74,400
   2,000     Global Crossing Ltd.* <F13>                                33,040
  30,000     Metro One
               Telecommunications, Inc.* <F13>                          48,300
                                                                   -----------
                                                                       274,900

             COMPUTER NETWORKING -- 6.1%
  25,000     3Com Corp.* <F13>                                         105,500
  35,000     Adaptec, Inc.* <F13>                                      266,000
  35,000     BroadVision, Inc.* <F13>                                  102,550
  15,000     CIBER, Inc.* <F13>                                        112,800
   3,000     Citrix Systems, Inc.* <F13>                                52,560
  25,000     Computer Network
               Technology Corp.* <F13>                                 101,725
 120,000     Corvis Corp.* <F13>                                        96,000
   6,000     Enterasys Networks, Inc.* <F13>                             9,600
  30,000     Extreme Networks, Inc.* <F13>                             133,500
   8,000     Foundry Networks, Inc.* <F13>                              75,920
  45,000     Glenayre Technologies, Inc.* <F13>                         81,000
   5,000     Juniper Networks, Inc.* <F13>                             118,000
  10,000     Lantronix, Inc.* <F13>                                     10,300
  62,000     MRV Communications, Inc.* <F13>                           155,000
  13,000     Sierra Wireless, Inc.* <F13>                              231,400
  21,200     Socket Communications, Inc.* <F13>                         50,456
  11,000     Sycamore Networks, Inc.* <F13>                             41,580
  15,000     WebEx Communications, Inc.* <F13>                         327,300
                                                                   -----------
                                                                     2,071,191

             COMPUTER & PERIPHERALS -- 4.1%
   3,000     Advanced Digital Information Corp.* <F13>                  26,100
  20,000     Authentidate Holding Corp.* <F13>                         121,200
  10,000     Gateway, Inc.* <F13>                                       49,500
   4,000     Immersion Corp.* <F13>                                     21,320
  20,000     McDATA Corp.* <F13>                                       100,600
  10,000     Network Appliance, Inc.* <F13>                            230,000
   6,710     PalmOne, Inc.* <F13>                                      204,252
  25,000     Quantum Corp.* <F13>                                       57,750
   7,000     SimpleTech, Inc.* <F13>                                    25,620
  74,000     Sun Microsystems, Inc.* <F13>                             298,960
   9,000     Symbol Technologies, Inc.                                 113,760
   5,000     Western Digital Corp.* <F13>                               43,950
  84,000     Xybernaut Corp.* <F13>                                     94,080
                                                                   -----------
                                                                     1,387,092

             COMPUTER SOFTWARE & SERVICES -- 3.4%
   5,000     Activision, Inc.* <F13>                                    69,350
  11,000     Borland Software Corp.* <F13>                              91,850
 200,000     Futuremedia PLC - SP-ADR*<F13>                            174,000
   3,000     Interwoven, Inc.* <F13>                                    21,720
  20,000     Lawson Software, Inc.* <F13>                              112,000
 106,000     Silicon Graphics, Inc.* <F13>                             151,580
  42,000     VA Software Corp.* <F13>                                   82,320
  37,000     Wind River Systems, Inc.* <F13>                           451,400
                                                                   -----------
                                                                     1,154,220

             DIVERSIFIED -- 0.6%
  20,000     Crown Holdings, Inc.* <F13>                               206,200

             DRUGS -- 2.3%
   3,000     Alexion Pharmaceuticals, Inc.* <F13>                       54,000
  99,000     Alteon Inc.* <F13>                                         94,050
  36,000     ARIAD Pharmaceuticals, Inc.* <F13>                        240,840
   2,000     Axonyx Inc.* <F13>                                         11,300
   4,000     BioMarin Pharmaceutical Inc.* <F13>                        20,760
   5,000     Cellegy Pharmaceuticals, Inc.* <F13>                       21,500
   2,000     CYTOGEN Corp.* <F13>                                       21,080
  18,000     DOR BioPharma, Inc.* <F13>                                 10,080
  10,000     Geron Corp.* <F13>                                         59,900
   8,000     InKine Pharmaceutical Co.* <F13>                           40,640
  30,000     InSite Vision Inc.* <F13>                                  17,100
   2,000     Noven Pharmaceuticals, Inc.* <F13>                         41,680
   2,000     Nutraceutical International Corp.* <F13>                   28,180
   3,000     Pharmacyclics, Inc.* <F13>                                 30,930
  68,000     Questcor Pharmaceuticals, Inc.* <F13>                      30,600
   3,000     Reliv' International, Inc.                                 22,350
   3,000     Santarus Inc.* <F13>                                       27,210
   3,000     Sirna Therapeutics, Inc.* <F13>                             9,180
   3,000     SONUS Pharmaceuticals, Inc.* <F13>                         11,130
                                                                   -----------
                                                                       792,510

             ELECTRICAL EQUIPMENT -- 0.7%
  80,000     Arotech Corp.* <F13>                                      124,000
   8,000     FuelCell Energy, Inc.* <F13>                               82,000
   3,000     GrafTech International Ltd.* <F13>                         41,850
                                                                   -----------
                                                                       247,850

             ELECTRONICS -- 2.7%
  69,000     Alanco Technologies, Inc.* <F13>                           71,753
  15,000     Artesyn Technologies, Inc.* <F13>                         149,700
   4,000     Evergreen Solar, Inc.* <F13>                               11,440
  36,000     GigaMedia Ltd.* <F13>                                      45,000
  18,000     Micrel, Inc.* <F13>                                       187,380
  25,000     Powerwave Technologies, Inc.* <F13>                       154,000
  30,000     RF Micro Devices, Inc.* <F13>                             190,200
  13,000     SRS Labs, Inc.* <F13>                                      69,160
   3,000     Vishay Intertechnology, Inc.* <F13>                        38,700
                                                                   -----------
                                                                       917,333

             ENERGY -- 0.9%
   4,000     Abraxas Petroleum Corp.* <F13>                              8,520
  15,000     Calpine Corp.* <F13>                                       43,500
  50,000     Capstone Turbine Corp.* <F13>                              76,500
   4,000     Dynegy Inc.* <F13>                                         19,960
  60,000     Harken Energy Corp.* <F13>                                 30,600
  13,000     Ivanhoe Energy Inc.* <F13>                                 27,495
   3,000     Petrohawk Energy Corp.* <F13>                              25,200
  18,000     TransGlobe Energy Corp.* <F13>                             58,500
                                                                   -----------
                                                                       290,275

             ENERGY-SERVICES -- 0.8%
  10,000     Boots & Coots
               International Well Control*<F13>                          7,900
   3,000     Global Industries, Ltd.* <F13>                             18,540
  39,000     Parker Drilling Co.* <F13>                                143,130
   4,000     Veritas DGC Inc.* <F13>                                    91,120
                                                                   -----------
                                                                       260,690

             ENTERTAINMENT/MEDIA -- 1.6%
   3,000     Entravision
               Communications Corp.* <F13>                              22,830
   7,000     Gemstar-TV Guide
               International, Inc.* <F13>                               39,550
  25,000     Lions Gate Entertainment Corp.* <F13>                     217,500
   3,000     Magna Entertainment Corp.* <F13>                           16,350
   5,000     Midway Games Inc.* <F13>                                   49,600
   7,000     Roxio, Inc.* <F13>                                         35,980
  90,000     WorldGate Communications, Inc.* <F13>                     151,200
                                                                   -----------
                                                                       533,010

             FINANCIAL SERVICES -- 4.5%
  20,000     Ameritrade Holding Corp.* <F13>                           240,200
  20,000     E*TRADE Financial Corp.* <F13>                            228,400
  50,000     HomeStore, Inc.* <F13>                                    115,500
  25,000     Knight Trading Group, Inc.* <F13>                         230,750
  33,000     MarketWatch Inc.* <F13>                                   412,170
  10,000     NetBank, Inc.                                             100,100
  10,000     Providian Financial Corp.* <F13>                          155,400
   3,000     The Charles Schwab Corp.                                   27,570
                                                                   -----------
                                                                     1,510,090

             FOODS -- 0.1%
   6,000     Rica Foods, Inc.* <F13>                                    31,800

             GOLD & SILVER -- 6.0%
  51,000     Bema Gold Corp.* <F13>                                    162,690
  40,000     Cambior Inc.* <F13>                                       123,200
  31,000     Canyon Resources Corp.* <F13>                             117,800
  42,000     Coeur d'Alene Mines Corp.* <F13>                          199,080
  15,000     Crystallex International Corp.* <F13>                      50,550
  10,000     Eldorado Gold Corp.* <F13>                                 32,600
  10,000     Gold Fields Ltd. SP-ADR                                   136,500
  13,000     Golden Star Resources Ltd.* <F13>                          68,510
  13,000     Kinross Gold Corp.* <F13>                                  88,140
  80,000     Northgate Minerals Corp.* <F13>                           152,800
  23,000     Pan American Silver Corp.* <F13>                          391,690
   9,000     Silver Standard Resources Inc.* <F13>                     148,680
 115,000     Wheaton River Minerals Ltd.* <F13>                        362,250
                                                                   -----------
                                                                     2,034,490

             HOTEL -- 0.6%
   6,000     Prime Hospitality Corp.* <F13>                             73,020
 139,000     Wyndham International, Inc.* <F13>                        113,980
                                                                   -----------
                                                                       187,000

             HOUSEHOLD PRODUCTS -- 0.3%
   6,000     Applica Inc.* <F13>                                        24,240
   3,000     Jacuzzi Brands, Inc.* <F13>                                27,900
  14,000     Revlon, Inc.* <F13>                                        35,280
   3,000     Royal Group Technologies Ltd.* <F13>                       26,160
                                                                   -----------
                                                                       113,580

             INSTRUMENTS -- 1.0%
  50,000     American Bio Medica Corp.* <F13>                           49,000
   5,000     Clinical Data, Inc.                                        80,000
   3,280     Diomed Holdings, Inc.* <F13>                                6,298
   7,000     Input/Output, Inc.* <F13>                                  72,170
  28,000     Therma-Wave Inc.* <F13>                                    95,200
  33,000     Transgenomic, Inc.* <F13>                                  38,280
                                                                   -----------
                                                                       340,948

             INSURANCE -- 0.3%
   7,000     Danielson Holding Corp.* <F13>                             42,630
  35,000     SCOR SP-ADR                                                54,250
                                                                   -----------
                                                                        96,880

             INTERNET -- 0.2%
   4,000     Aclara Biosciences Inc.* <F13>                             15,800
   3,000     Jupitermedia Corp.* <F13>                                  53,400
                                                                   -----------
                                                                        69,200

             INTERNET INFORMATION PROVIDERS -- 5.6%
   5,000     Ask Jeeves, Inc.* <F13>                                   163,550
  20,000     Autobytel Inc.* <F13>                                     179,400
  40,000     BackWeb Technologies Ltd.* <F13>                           16,000
  40,320     chinadotcom corp.* <F13>                                  200,794
  30,000     CNET Networks, Inc.* <F13>                                274,500
  88,000     Critical Path, Inc.* <F13>                                 57,200
   3,000     InfoSpace, Inc.* <F13>                                    142,170
  55,000     iVillage Inc.* <F13>                                      330,000
   3,000     Sohu.com Inc.* <F13>                                       49,890
  63,000     theglobe.com, inc.* <F13>                                  32,760
 111,000     Verticalnet, Inc.* <F13>                                  132,090
  31,000     WebMD Corp.* <F13>                                        215,760
   3,000     Yahoo! Inc.* <F13>                                        101,730
                                                                   -----------
                                                                     1,895,844

             INTERNET SERVICE PROVIDERS -- 1.7%
   3,000     Corillian Corp.* <F13>                                     13,830
  31,000     EarthLink, Inc.* <F13>                                    319,300
 120,000     Internap Network
               Services Corp.* <F13>                                    80,400
   4,000     RAE Systems Inc.* <F13>                                    22,320
   9,000     SAVVIS Communications Corp.* <F13>                         11,250
   5,000     SINA Corp.* <F13>                                         127,450
                                                                   -----------
                                                                       574,550

             INTERNET SOFTWARE & SERVICES -- 6.3%
  25,400     24/7 Real Media, Inc.* <F13>                               97,282
  20,500     Ariba, Inc.* <F13>                                        191,470
  80,000     Art Technology Group, Inc.* <F13>                          72,000
 101,000     CMGI Inc.* <F13>                                          122,210
  14,000     Digitas Inc.* <F13>                                       108,220
   3,000     Instinet Group Inc.* <F13>                                 15,090
   5,350     Internet Capital Group, Inc.* <F13>                        34,561
  10,000     IONA Technologies
               PLC - SP-ADR*<F13>                                       41,000
   4,000     IPIX Corp.* <F13>                                          29,360
  27,000     Kana Software, Inc.* <F13>                                 45,630
  80,000     LookSmart, Ltd.* <F13>                                    117,600
  90,000     Loudeye Corp.* <F13>                                       97,200
   6,000     NIC Inc.* <F13>                                            32,160
  26,333     Openwave Systems Inc.* <F13>                              232,257
   4,000     Opsware, Inc.* <F13>                                       22,440
 148,000     ProsoftTraining*<F13>                                      54,760
  14,000     RealNetworks, Inc.* <F13>                                  65,240
  15,000     Red Hat, Inc.* <F13>                                      183,600
   7,000     Redback Networks Inc.* <F13>                               36,540
   7,000     Retek Inc.* <F13>                                          31,920
 110,000     Safeguard Scientifics, Inc.* <F13>                        205,700
   6,000     SkyTerra Communications, Inc.* <F13>                       41,580
  29,000     SonicWALL, Inc.* <F13>                                    196,040
   4,000     Teleglobe International
               Holdings Ltd.* <F13>                                     13,880
  20,000     Youbet.com, Inc.* <F13>                                    55,200
                                                                   -----------
                                                                     2,142,940

             MACHINERY -- 0.2%
   6,000     Presstek, Inc.* <F13>                                      58,020

             MEDICAL SERVICES -- 0.5%
  21,000     Delcath Systems Inc.* <F13>                                44,751
   2,000     Eclipsys Corp.* <F13>                                      31,200
   8,000     EntreMed, Inc.* <F13>                                      13,840
  20,000     Genaissance
               Pharmaceuticals, Inc.* <F13>                             63,400
   4,000     Quidel Corp.* <F13>                                        18,120
                                                                   -----------
                                                                       171,311

             MEDICAL SUPPLIES -- 1.4%
  40,000     Aradigm Corp.* <F13>                                       51,200
  77,000     Celsion Corp.* <F13>                                       38,500
   3,000     Cytyc Corp.* <F13>                                         72,450
   4,000     Endologix, Inc.* <F13>                                     27,120
  57,000     HearUSA, Inc.* <F13>                                       70,680
  53,000     LifePoint, Inc.* <F13>                                     14,840
   7,000     Orthovita, Inc.* <F13>                                     31,325
  15,000     Palatin Technologies, Inc.* <F13>                          43,650
   5,000     QLT Inc.* <F13>                                            83,250
   3,000     Sonic Innovations, Inc.* <F13>                             13,680
  26,000     Vasomedical, Inc.* <F13>                                   27,560
                                                                   -----------
                                                                       474,255

             METALS -- 0.5%
   7,000     North American Palladium Ltd.* <F13>                       58,310
   6,000     NS Group, Inc.* <F13>                                     111,000
                                                                   -----------
                                                                       169,310

             OFFICE EQUIPMENT & SUPPLIES -- 0.5%
  15,000     Danka Business Systems
               PLC - SP-ADR*<F13>                                       57,000
   8,000     Xerox Corp.* <F13>                                        112,640
                                                                   -----------
                                                                       169,640

             PHOTOGRAPHY -- 0.7%
  10,000     Komag, Inc.* <F13>                                        139,000
   9,000     Lexar Media, Inc.* <F13>                                   75,510
   9,000     Pinnacle Systems, Inc.* <F13>                              37,530
                                                                   -----------
                                                                       252,040

             RESTAURANTS -- 0.3%
  16,000     Luby's, Inc.* <F13>                                       105,600

             RETAIL-SPECIALTY -- 2.7%
 129,000     Ableauctions.com, Inc.* <F13>                              60,630
  22,000     Bombay Company, Inc.* <F13>                               161,260
  23,000     Charming Shoppes, Inc.* <F13>                             163,760
   5,000     Circuit City Stores, Inc.                                  76,700
  15,000     Navarre Corp.* <F13>                                      217,350
   9,000     PC Connection, Inc.* <F13>                                 61,830
  32,000     Rite Aid Corp.* <F13>                                     112,640
   3,000     Stein Mart, Inc.* <F13>                                    45,660
   4,000     Wilsons The Leather Experts Inc.* <F13>                    20,720
                                                                   -----------
                                                                       920,550

             SECURITY SOFTWARE & SERVICES -- 4.9%
   3,000     Aladdin Knowledge Systems*<F13>                            67,203
   5,000     Check Point Software
               Technologies Ltd.* <F13>                                 84,850
   9,000     Internet Security Systems, Inc.* <F13>                    153,000
   9,000     McAfee, Inc.* <F13>                                       180,900
  20,000     Netegrity, Inc.* <F13>                                    150,200
  17,000     RSA Security Inc.* <F13>                                  328,100
   9,350     SafeNet, Inc.* <F13>                                      246,653
  10,000     Secure Computing Corp.* <F13>                              75,900
   4,000     VASCO Data Security
               International, Inc.* <F13>                                8,680
  12,000     VeriSign, Inc.* <F13>                                     238,560
  96,000     Vignette Corp.* <F13>                                     127,680
                                                                   -----------
                                                                     1,661,726

             SEMICONDUCTOR CAPITAL SPENDING -- 3.8%
   4,000     Applied Materials, Inc.* <F13>                             65,960
   5,000     ASML Holding N.V. - NYS*<F13>                              64,350
  25,000     Asyst Technologies, Inc.* <F13>                           127,750
  10,000     ChipMOS TECHNOLOGIES LTD.* <F13>                           69,900
  44,000     eMagin Corp.* <F13>                                        44,000
  23,000     Genus, Inc.* <F13>                                         50,600
 102,000     ISCO International Inc.* <F13>                             28,560
   3,000     Ixia*<F13>                                                 29,160
  25,000     Kulicke and Soffa Industries, Inc.* <F13>                 141,250
  25,000     LTX Corp.* <F13>                                          135,250
  22,000     Semitool, Inc.* <F13>                                     166,980
   6,000     Tegal Corp.* <F13>                                          7,560
  12,000     Teradyne, Inc.* <F13>                                     160,800
 138,000     TranSwitch Corp.* <F13>                                   173,880
                                                                   -----------
                                                                     1,266,000

             SEMICONDUCTORS -- 15.6%
   6,000     Alliance Semiconductor Corp.* <F13>                        20,760
  35,000     Applied Micro Circuits Corp.* <F13>                       109,550
   7,000     ATI Technologies Inc.* <F13>                              107,310
  37,000     Atmel Corp.* <F13>                                        133,940
  45,000     Avanex Corp.* <F13>                                        91,800
   3,000     Axcelis Technologies, Inc.* <F13>                          24,840
   2,000     Broadcom Corp.* <F13>                                      54,580
  30,000     Cirrus Logic, Inc.* <F13>                                 143,100
 105,336     Conexant Systems, Inc.* <F13>                             169,591
  10,000     Cypress Semiconductor Corp.* <F13>                         88,400
  18,000     EMCORE Corp.* <F13>                                        35,280
  20,000     ESS Technology, Inc.* <F13>                               137,000
  10,000     Flextronics International Ltd.* <F13>                     132,500
  12,000     Integrated Device
               Technology, Inc.* <F13>                                 114,360
  25,000     Lattice Semiconductor Corp.* <F13>                        122,750
  35,000     LSI Logic Corp.* <F13>                                    150,850
  50,000     Mattson Technology, Inc.* <F13>                           384,500
   5,000     Micron Technology, Inc.* <F13>                             60,150
  58,666     Mindspeed Technologies Inc.* <F13>                        117,332
  16,000     MIPS Technologies, Inc.* <F13>                             91,200
   3,000     Monolithic System
               Technology, Inc.* <F13>                                  13,020
   4,000     NVIDIA Corp.* <F13>                                        58,080
  16,000     ON Semiconductor Corp.* <F13>                              50,080
  70,000     Oplink Communications, Inc.* <F13>                        125,300
  13,000     Pixelworks, Inc.* <F13>                                   130,130
  22,000     PLX Technology, Inc.* <F13>                               158,620
  35,000     PMC-Sierra, Inc.* <F13>                                   308,350
   4,000     Rambus Inc.* <F13>                                         62,760
  45,000     Sanmina-SCI Corp.* <F13>                                  317,250
  25,000     Silicon Storage Technology, Inc.* <F13>                   159,250
  46,000     SIPEX Corp.* <F13>                                        241,500
  18,000     Skyworks Solutions, Inc.* <F13>                           171,000
  57,000     Solectron Corp.* <F13>                                    282,150
   2,000     STMicroelectronics N.V.                                    34,560
   3,000     Texas Instruments Inc.                                     63,840
  15,000     Tripath Technology Inc.* <F13>                             25,500
  66,000     TriQuint Semiconductor, Inc.* <F13>                       257,400
  19,321     United Microelectronics
               Corp. - SP-ADR*<F13>                                     65,305
 113,000     Vitesse Semiconductor Corp.* <F13>                        308,490
   6,000     Xilinx, Inc.                                              162,000
                                                                   -----------
                                                                     5,284,378

             SERVICES -- 1.3%
   5,000     Acacia Research-CombiMatrix
               (Tracking Stock)* <F13>                                  17,125
 102,000     Envoy Communications
               Group Inc.* <F13>                                        40,800
  30,000     EVCI Career Colleges
               Holding Corp.* <F13>                                    211,950
  20,000     Home Solutions of America, Inc.* <F13>                     32,000
   4,000     The Management
               Network Group, Inc.* <F13>                                8,000
   4,000     Stewart Enterprises, Inc.* <F13>                           27,800
  25,000     Velocity Express Corp.* <F13>                              11,500
   5,000     Ventiv Health, Inc.* <F13>                                 84,750
                                                                   -----------
                                                                       433,925

             SYSTEM SOFTWARE -- 0.8%
  15,000     Evolving Systems, Inc.* <F13>                              46,485
  44,000     Insignia Solutions, Inc. ADR*<F13>                         29,920
  35,000     Parametric Technology Corp.* <F13>                        184,800
                                                                   -----------
                                                                       261,205

             TELECOMMUNICATION SERVICES -- 0.1%
  11,000     Qwest Communications
               International Inc.* <F13>                                36,630

             TELECOMMUNICATIONS -- 4.7%
  85,000     ADC Telecommunications, Inc.* <F13>                       153,850
 104,000     Agere Systems Inc.* <F13>                                 109,200
   5,000     Avaya Inc.* <F13>                                          69,700
  22,000     CIENA Corp.* <F13>                                         43,560
   7,000     Level 3 Communications, Inc.* <F13>                        18,130
     180     Liberty Media International, Inc.* <F13>                    6,005
  41,000     Lucent Technologies Inc.* <F13>                           129,970
  90,000     McLeodUSA Inc.* <F13>                                      38,700
  14,000     McLeodUSA Inc. ESCROW SHRS*<F13>                                0
 134,400     Nortel Networks Corp.* <F13>                              456,960
  24,000     Qiao Xing Universal
               Telephone, Inc.* <F13>                                  197,760
  40,000     Tellabs, Inc.* <F13>                                      367,600
                                                                   -----------
                                                                     1,591,435

             TELEPHONE SERVICES -- 1.0%
  20,000     Cable & Wireless PLC - SP-ADR                             105,200
   9,000     Net2Phone, Inc.* <F13>                                     28,980
  27,000     Primus Telecommunications
               Group, Inc.* <F13>                                       39,690
  33,000     Time Warner Telecom Inc.* <F13>                           158,400
                                                                   -----------
                                                                       332,270

             TIRE & RUBBER -- 1.4%
  48,000     Titan International, Inc.                                 460,800

             TRANSPORTATION -- 0.0%
   4,200     MC Shipping, Inc.* <F13>                                   15,372

             UTILITIES -- 0.3%
   4,000     Aquila, Inc.* <F13>                                        12,480
 128,000     Beacon Power Corp.* <F13>                                  67,840
   4,000     PetroQuest Energy, Inc.* <F13>                             20,760
                                                                   -----------
                                                                       101,080

             WIRELESS COMMUNICATION -- 5.2%
  25,000     Aether Systems, Inc.* <F13>                                83,000
   4,000     Airspan Networks Inc.* <F13>                               21,720
   2,000     Motorola, Inc.                                             36,080
   5,000     Nextel Communications, Inc.* <F13>                        119,200
  14,000     Nextel Partners, Inc.* <F13>                              232,120
   6,000     Nokia Corp. "A" SP-ADR                                     82,320
   5,000     Research In Motion Ltd.* <F13>                            381,700
   6,000     Sprint Corp. (FON Group)                                  120,780
  26,000     TeleCommunication
               Systems, Inc.* <F13>                                     83,460
   8,000     Telesystem International
               Wireless Inc.* <F13>                                     75,680
  43,000     Tumbleweed
               Communications Corp.* <F13>                             108,790
  41,000     UbiquiTel Inc.* <F13>                                     164,000
   9,000     Western Wireless Corp.* <F13>                             231,390
                                                                   -----------
                                                                     1,740,240
                                                                   -----------
                 Total common stocks
                   (cost $53,383,083)                               46,464,457
                                                                   -----------

MUTUAL FUNDS -- 0.6% (A)<F14>
  14,000     iShares MSCI Japan Index Fund                             135,800
   6,000     iShares MSCI Taiwan Index Fund                             64,200
                                                                   -----------
                 Total mutual funds
                   (cost $226,602)                                     200,000
                                                                   -----------

REITS -- 0.1%(A)<F14>
  10,000     First Union Real Estate Equity &
               Mortgage Investments*<F13>                               31,100
                                                                   -----------
                 Total REITS (cost $33,880)                             31,100
                                                                   -----------
                 Total long-term investments
                   (cost $53,643,565)                               46,695,557
                                                                   -----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F14>

             VARIABLE RATE DEMAND NOTE -- 0.0%
    $969     U.S. Bank, N.A., 1.59%                                        969
                                                                   -----------
                 Total short-term investments
                   (cost $969)                                             969
                                                                   -----------
                 Total investments
                   (cost $53,644,534)                               46,696,526
             Liabilities, less cash and
               receivables -- (38.2%) (A)<F14>                     (12,902,663)
                                                                   -----------
                 NET ASSETS                                        $33,793,863
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value, 40,000,000
               shares authorized), offering
               and redemption price
               ($33,793,863 / 6,271,794
               shares outstanding)                                 $      5.39
                                                                   -----------
                                                                   -----------

  *<F13>  Non-income producing security.
(a)<F14> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt
N.V. - Netherlands Antilles Limited Liability Corporation
NYS - New York Registered Shares

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Dividends                                                      $     26,694
   Interest                                                                327
                                                                  ------------
       Total income                                                     27,021
                                                                  ------------

EXPENSES:
   Management fees                                                     561,027
   Administrative services                                              91,643
   Transfer agent fees                                                  58,011
   Custodian fees                                                       55,188
   Professional fees                                                    54,743
   Registration fees                                                    53,546
   Distribution fees                                                    45,310
   Printing and postage expense                                         25,196
   Insurance expense                                                     9,866
   Board of Directors fees                                               5,500
   Other expenses                                                        4,406
                                                                  ------------
       Total operating expenses before interest expense                964,436
   Interest expense                                                    321,909
                                                                  ------------
       Total expenses                                                1,286,345
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,259,324)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                    (4,840,330)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS               (10,266,707)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (15,107,037)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(16,366,361)
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENT OF CASH FLOWS
For the Year Ended September 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets from operations                    $ (16,366,361)
   Adjustments to reconcile net decrease in net assets from
     operations to net cash used in operating activities:
       Unrealized depreciation on securities                        10,266,707
       Net realized loss from investments                            4,840,330
       Purchase of investment securities                           (73,584,115)
       Purchase of short-term investment securities, net                  (766)
       Proceeds from disposition of investment securities           51,475,558
       Increase in receivables for securities sold                    (107,615)
       Change in receivables/payables related to operations, net        37,653
                                                                 -------------
           Net cash used in operating activities                   (23,438,609)
                                                                 -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in loan payable                                          7,286,000
   Proceeds from shares sold                                       133,660,433
   Payment on shares redeemed                                     (116,856,033)
   Decrease in amount due to custodian                                (651,791)
                                                                 -------------
           Net cash provided by financing activities                23,438,609
                                                                 -------------
NET CHANGE IN CASH                                                          --

CASH:
   Beginning balance                                                        --
                                                                 -------------
   Ending balance                                                $          --
                                                                 -------------
                                                                 -------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                           2004                2003
                                                                                         --------            --------
OPERATIONS:
   Net investment loss                                                                 $  (1,259,324)        $  (396,013)
   Net realized loss on investments                                                       (4,840,330)         (1,992,061)
   Net change in unrealized appreciation on investments                                  (10,266,707)         11,616,672
                                                                                       -------------         -----------
       Net (decrease) increase in net assets resulting from operations                   (16,366,361)          9,228,598
                                                                                       -------------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (17,693,276 and 5,958,116 shares, respectively)           133,527,947          32,585,294
   Cost of shares redeemed (16,871,426 and 3,992,252 shares, respectively)              (116,096,075)        (19,566,072)
                                                                                       -------------         -----------
       Net increase in net assets derived from Fund share activities                      17,431,872          13,019,222
                                                                                       -------------         -----------
       TOTAL INCREASE                                                                      1,065,511          22,247,820
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   32,728,352          10,480,532
                                                                                       -------------         -----------
NET ASSETS AT THE END OF THE YEAR                                                      $  33,793,863         $32,728,352
                                                                                       -------------         -----------
                                                                                       -------------         -----------

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                               -------------------------------------------------------------------
                                                               2004           2003           2002           2001        2000+<F15>
                                                               ----           ----           ----           ----        ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $  6.01        $  3.01        $  4.35        $ 13.14        $ 10.00

Income from investment operations:
   Net investment loss                                         (0.16)         (0.11)         (0.06)         (0.09)         (0.12)
   Net realized and unrealized
     (loss) gain on investments                                (0.46)          3.11          (1.28)         (8.70)          3.26
                                                             -------        -------        -------        -------        -------
Total from investment operations                               (0.62)          3.00          (1.34)         (8.79)          3.14

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distribution from net realized gains                           --             --             --             --             --
                                                             -------        -------        -------        -------        -------
Total from distributions                                          --             --             --             --             --
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $  5.39        $  6.01        $  3.01        $  4.35        $ 13.14
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                 (10.17%)        99.67%        (30.80%)       (66.89%)        31.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          33,794         32,728         10,481         20,136         69,255
Ratio of operating expenses before interest expense
  (after reimbursement) to average net assets*<F16>            1.72%          1.93%          1.85%          1.51%          1.45%
Ratio of interest expense to average net assets                0.57%          0.89%          0.22%          0.15%          0.00%
Ratio of net investment loss to average net assets**<F17>     (2.24%)        (2.41%)        (1.41%)        (0.89%)        (1.16%)
Portfolio turnover rate                                        79.5%         119.9%         408.5%         275.5%          23.6%

 +<F15>   Commencement of operations October 1, 1999.
 *<F16> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been 1.99%.
**<F17> If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been (2.47%).

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  With interest rates on U. S. Government securities at 43 year lows and inflation at modest levels the portfolio maintained a short to intermediate maturity schedule throughout the fiscal year ended September 30, 2004. The Reynolds U.S. Government Bond Fund's average maturity during this period remained unchanged. Several of the Fund's investments in debt securities provide for increases in interest payments (step-ups) if general interest rates rise in future years. The Bond Fund's portfolio of U.S. Government securities had an average maturity of approximately 5.3 years on September 30, 2004, which was at the upper end of its expected average maturity. The portfolio was managed to protect principle values while receiving a reasonable interest rate and secondarily to protect the bonds values if and when interest rates rise as they did in mid-year 2004 or in future years.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  REYNOLDS U.S. GOVERNMENT BOND FUND AND LEHMAN GOVERNMENT BOND INDEX(1)<F18>

    Date     Reynolds U.S. Government Bond Fund    Lehman Government Bond Index
    ----     ----------------------------------    ----------------------------
  9/30/94                 $10,000                            $10,000
  9/30/95                 $10,842                            $11,360
  9/30/96                 $11,329                            $11,860
  9/30/97                 $11,975                            $12,951
  9/30/98                 $12,703                            $14,711
  9/30/99                 $13,107                            $14,461
  9/30/00                 $13,742                            $15,499
  9/30/01                 $14,594                            $17,554
  9/30/02                 $14,845                            $19,317
  9/30/03                 $14,963                            $20,003
  9/30/04                 $15,263                            $20,508

                          AVERAGE ANNUAL TOTAL RETURN

                      1-YEAR         5-YEAR        10-YEAR
                      ------         ------        -------
                      1.48%          3.09%          4.32%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F18> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations at the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.

Reynolds U.S. Government Bond Fund
STATEMENT OF NET ASSETS
September 30, 2004

PRINCIPAL
  AMOUNT                                                               VALUE
---------                                                              -----
LONG-TERM INVESTMENTS -- 91.9% (A)<F19>

             FEDERAL AGENCIES -- 91.9%
$200,000     Federal Home Loan Bank,
               3.00%, due 02/10/05 (b)<F20>                         $  199,055
 200,000     Federal Home Loan Bank,
               2.50%, due 03/24/05 (b)<F20>                            199,896
 300,000     Federal Home Loan Mortgage
               Corp., 3.25%, due 03/26/05 (b)<F20>                     297,495
 300,000     Federal Home Loan Bank,
               3.00%, due 06/17/05 (b)<F20>                            292,540
 200,000     Federal Home Loan Bank,
               3.00%, due 09/24/05 (b)<F20>                            199,164
 300,000     Federal Home Loan Bank,
               3.00%, due 12/10/05 (b)<F20>                            293,824
 200,000     Federal Home Loan Bank,
               3.00%, due 03/30/06 (b)<F20>                            197,168
 300,000     Federal National Mortgage
               Association, 3.875%,
               due 07/28/08 (b)<F20>                                   301,048
 300,000     Federal Home Loan Bank,
               3.30%, due 12/18/08                                     296,533
 300,000     Federal National Mortgage
               Association, 5.625%,
               due 08/12/13                                            302,484
                                                                    ----------
                 Total long-term investments
                   (cost $2,597,941)                                 2,579,207

SHORT-TERM INVESTMENTS -- 7.8% (A)<F19>

             VARIABLE RATE DEMAND NOTES -- 7.8%
 135,000     U.S. Bank, N.A., 1.59%                                    135,000
  83,084     Wisconsin Corporate
               Central Credit Union, 1.51%                              83,084
                                                                    ----------
                 Total short-term investments
                   (cost $218,084)                                     218,084
                                                                    ----------
                 Total investments
                   (cost $2,816,025)                                 2,797,291
             Cash and receivables, less
               liabilities -- 0.3% (A)<F19>                             10,265
                                                                    ----------
                 NET ASSETS                                         $2,807,556
                                                                    ----------
                                                                    ----------
             Net Asset Value Per Share
               ($0.01 par value, 20,000,000
               shares authorized), offering
               and redemption price
               ($2,807,556 / 291,396
               shares outstanding)                                  $     9.63
                                                                    ----------
                                                                    ----------

(a)<F19>  Percentages for the various classifications relate to net assets.
(b)<F20> Variable Rate Security - the rate reported is the rate in effect as of September 30, 2004. The date shown is the next interest adjustment date.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Interest                                                           $ 96,699
                                                                      --------
EXPENSES:
   Professional fees                                                    36,241
   Management fees                                                      22,703
   Transfer agent fees                                                  18,719
   Registration fees                                                     8,025
   Administrative services                                               4,859
   Printing and postage expense                                          1,913
   Board of Directors fees                                               1,375
   Custodian fees                                                          770
   Insurance expense                                                       447
   Other expenses                                                        1,513
                                                                      --------
       Total expenses before reimbursement and management fee waiver    96,565
   Less expenses assumed by adviser                                    (69,322)
                                                                      --------
       Net expenses                                                     27,243
                                                                      --------
NET INVESTMENT INCOME                                                   69,456
                                                                      --------
NET REALIZED LOSS ON INVESTMENTS                                        (4,459)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                    (7,757)
                                                                      --------
NET LOSS ON INVESTMENTS                                                (12,216)
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 57,240
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                               2004              2003
                                                                                             --------          --------
OPERATIONS:
   Net investment income                                                                    $   69,456        $   55,669
   Net realized loss on investments                                                             (4,459)           (2,621)
   Net change in unrealized appreciation on investments                                         (7,757)          (21,844)
                                                                                            ----------        ----------
       Net increase in net assets resulting from operations                                     57,240            31,204
                                                                                            ----------        ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.2202 and $0.1489 per share, respectively)          (69,456)          (55,669)
                                                                                            ----------        ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (60,298 and 49,933 shares, respectively)                        578,789           484,893
   Net asset value of shares issued in distributions reinvested
     (7,168 and 5,607 shares, respectively)                                                     68,728            54,380
   Cost of shares redeemed (115,953 and 99,643 shares, respectively)                        (1,109,783)         (965,959)
                                                                                            ----------        ----------
       Net decrease in net assets derived from Fund share activities                          (462,266)         (426,686)
                                                                                            ----------        ----------
       TOTAL DECREASE                                                                         (474,482)         (451,151)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                      3,282,038         3,733,189
                                                                                            ----------        ----------
NET ASSETS AT THE END OF THE YEAR                                                           $2,807,556        $3,282,038
                                                                                            ----------        ----------
                                                                                            ----------        ----------

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $  9.66        $  9.72        $  9.77        $  9.62        $  9.65

Income from investment operations:
   Net investment income                                        0.22           0.15           0.22           0.43           0.49
   Net realized and unrealized
     (loss) gain on investments                                (0.03)         (0.06)         (0.05)          0.15          (0.03)
                                                             -------        -------        -------        -------        -------
Total from investment operations                                0.19           0.09           0.17           0.58           0.46

Less distributions:
   Dividends from net investment income                        (0.22)         (0.15)         (0.22)         (0.43)         (0.49)
   Distribution from net realized gains                           --             --             --             --             --
                                                             -------        -------        -------        -------        -------
Total from distributions                                       (0.22)         (0.15)         (0.22)         (0.43)         (0.49)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $  9.63        $  9.66        $  9.72        $  9.77        $  9.62
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                   1.48%          0.80%          1.72%          6.19%          4.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           2,808          3,282          3,733          4,586          4,575
Ratio of expenses (after reimbursement)
  to average net assets*<F21>                                  0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income
  to average net assets**<F22>                                 2.29%          1.55%          2.24%          4.50%          5.04%
Portfolio turnover rate                                        46.1%         190.0%         138.1%          18.6%          17.0%

 *<F21> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 3.19%, 2.21%, 2.00%, 2.09% and 1.93% for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively.
**<F22> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 2004, 2003, 2002, 2001 and 2000 would have been 0.00%,
          0.24%, 1.14%, 3.31% and 4.01%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF NET ASSETS
September 30, 2004

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                             -----
SHORT-TERM INVESTMENTS -- 100.1% (A)<F23>

             U.S. TREASURY SECURITIES -- 89.1%
$1,000,000   U.S. Treasury Bills, 1.23%, due 10/07/04               $  999,795
 1,000,000   U.S. Treasury Bills, 1.41%, due 10/14/04                  999,491
 1,000,000   U.S. Treasury Bills, 1.42%, due 10/21/04                  999,211
 1,000,000   U.S. Treasury Bills, 1.42%, due 10/28/04                  998,935
 1,000,000   U.S. Treasury Bills, 1.37%, due 11/04/04                  998,706
 1,000,000   U.S. Treasury Bills, 1.40%, due 11/12/04                  998,367
                                                                    ----------
                    Total U.S. treasury securities
                      (amortized cost $5,994,505)                    5,994,505

             VARIABLE RATE DEMAND NOTES -- 11.0%
   198,367   American Family Financial Services, 1.45%                 198,367
   270,000   U.S. Bank, N.A., 1.59%                                    270,000
   270,000   Wisconsin Corporate Central Credit Union, 1.51%           270,000
                                                                    ----------
                    Total variable rate demand notes
                      (cost $738,367)                                  738,367
                                                                    ----------
                    Total investments (amortized cost $6,732,872)    6,732,872
             Liabilities, less cash and
               receivables -- (0.1%) (A)<F23>                           (6,048)
                                                                    ----------
                    NET ASSETS                                      $6,726,824
                                                                    ----------
                                                                    ----------
             Net Asset Value Per Share ($0.01 par value,
               500,000,000 shares authorized), offering and
               redemption price ($6,726,824 / 6,726,824
               shares outstanding)                                  $     1.00
                                                                    ----------
                                                                    ----------

           (a)<F23> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INCOME:
   Interest                                                           $ 49,844
                                                                      --------

EXPENSES:
   Professional fees                                                    37,496
   Management fees                                                      27,505
   Transfer agent fees                                                  20,902
   Registration fees                                                    18,084
   Administrative services                                              10,773
   Board of Directors fees                                               4,125
   Printing and postage expense                                          3,252
   Custodian fees                                                        2,260
   Insurance expense                                                       735
   Other expenses                                                        2,199
                                                                      --------
       Total operating expenses before interest
         expense, reimbursement and management fee waiver              127,331
   Interest expense                                                      1,796
                                                                      --------
       Total expenses before reimbursement and management fee waiver   129,127

   Less expenses assumed by adviser                                    (91,573)
                                                                      --------
       Net expenses                                                     37,554
                                                                      --------
NET INVESTMENT INCOME                                                   12,290
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 12,290
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2004 and 2003

                                                                                              2004              2003
                                                                                            --------          --------
OPERATIONS:
   Net investment income                                                                  $     12,290      $     30,805
   Net realized loss on investments                                                                 --              (523)
                                                                                          ------------      ------------
       Net increase in net assets resulting from operations                                     12,290            30,282
                                                                                          ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.0022 and $0.0039 per share, respectively)          (12,290)          (30,282)
                                                                                          ------------      ------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (11,742,156 and 23,349,807 shares, respectively)             11,742,156        23,349,807
   Net asset value of shares issued in distributions reinvested
     (9,169 and 33,829 shares, respectively)                                                     9,169            33,829
   Cost of shares redeemed (10,212,049 and 27,911,906 shares, respectively)                (10,212,049)      (27,911,906)
                                                                                          ------------      ------------
       Net increase (decrease) in net assets derived from Fund share activities              1,539,276        (4,528,270)
                                                                                          ------------      ------------
       TOTAL INCREASE (DECREASE)                                                             1,539,276        (4,528,270)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                      5,187,548         9,715,818
                                                                                          ------------      ------------
NET ASSETS AT THE END OF THE YEAR                                                         $  6,726,824      $  5,187,548
                                                                                          ------------      ------------
                                                                                          ------------      ------------

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $  1.00        $  1.00        $  1.00        $  1.00        $  1.00

Income from investment operations:
   Net investment income                                        0.00*<F24>     0.00*<F24>     0.01           0.04           0.05

Less distributions:
   Dividends from net investment income                        (0.00)*<F24>   (0.00)*<F24>   (0.01)         (0.04)         (0.05)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                   0.22%          0.38%          1.03%          4.29%          5.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           6,727          5,188          9,716         15,467         28,210
Ratio of operating expenses before interest expense
  (after reimbursement) to average net assets**<F25>           0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of interest expense to average net assets                0.03%          0.03%          0.02%          0.01%          0.01%
Ratio of net investment income
  to average net assets***<F26>                                0.22%          0.42%          1.08%          4.29%          5.24%

  *<F24>   Less than $0.005 per share.
 **<F25> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.34%, 1.72%, 1.22%, 1.09% and 1.16% for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively.
***<F26> If the Fund had paid all of its expenses, the ratios would have been (1.44%), (0.62%), 0.51%, 3.85% and 4.74% for the years ended
           September 30, 2004, 2003, 2002, 2001 and 2000, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the "Company"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: the Reynolds Blue Chip Growth Fund ("Blue Chip Fund"), the Reynolds Opportunity Fund ("Opportunity Fund"), the Reynolds Fund ("Reynolds Fund"), the Reynolds U.S. Government Bond Fund ("Government Bond Fund") and the Reynolds Money Market Fund ("Money Market Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Maryland on April 28,1988.

     The investment objective of the Blue Chip Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as "blue chip" companies; the investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds Fund is to produce long-term growth of capital; the investment objective of the Government Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and the investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments.

     (a) Each security for the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Government Bond Fund, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less held by these Funds and all instruments held by the Money Market Fund are valued at amortized cost which approximates value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) The Funds record dividend income on the ex-dividend date and interest income on an accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Funds have management agreements with Reynolds Capital Management ("RCM"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay RCM a monthly management fee at the annual rate of 1% of such Funds' daily net assets; from the Government Bond Fund a monthly fee of 0.75% of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 0.50% of such Fund's daily net assets. For the year ended September 30, 2004, RCM voluntarily waived $22,703 and $27,505 of the management fees due from the Government Bond Fund and the Money Market Fund, respectively, under the agreements.

     In addition, RCM has voluntarily reimbursed the Government Bond Fund and the Money Market Fund for expenses over 0.90% and 0.65%, respectively, of the daily net assets of such Fund totaling $46,619 and $64,068. Reimbursements to the Government Bond Fund and the Money Market Fund are voluntary and may be modified or discontinued at any time by RCM.

     The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers of the Funds are affiliated, to supervise all aspects of the Funds' operations except those per#formed by RCM pursuant to the management agreements. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay FMI a monthly administrative fee at the annual rate of 0.20% of such Funds' daily net assets up to and including $30,000,000 and 0.10% of such Funds' daily net assets in excess of $30,000,000; and the Government Bond Fund and the Money Market Fund will pay FMI a monthly administrative fee at the annual rate of 0.10% of such Funds' daily net assets.

     The Blue Chip Fund, Opportunity Fund and the Reynolds Fund have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT FACILITY --

     U.S. Bank, N.A. has made available to the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Money Market Fund a credit facility pursuant to the respective Credit Agreements dated August 7, 2000 for the purpose of having cash available to cover incoming redemptions. The Reynolds Fund can also use the credit facility to purchase securities. The Credit Agreements expire July 31, 2005. The terms of the respective agreements are as follows:

                                                  BLUE CHIP        OPPORTUNITY        REYNOLDS       MONEY MARKET
                                                     FUND             FUND              FUND             FUND
                                               ---------------   ---------------  ---------------   ---------------
        Payment Terms                           Due in 45 days   Due in 45 days    Due in 90 days   Due in 45 days
        Interest                               Prime Rate - 1%   Prime Rate - 1%  Prime Rate - 1%   Prime Rate - 1%
        Unused Line Fees                            0.10%             0.10%            0.10%             0.10%
        Credit Limit                              $5,000,000       $3,000,000       $15,000,000        $600,000
        Average Daily Balance Outstanding          $370,719         $407,874         $9,988,590           $0
        Maximum Amount Outstanding                $5,000,000       $3,000,000       $14,997,000           $0
        Interest Expense                           $17,668           $15,414          $321,909          $1,796

(4)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 28, 2004, the Opportunity Fund distributed $1,432,482 from long-term realized gains ($1.3048 per share). The distribution was paid on October 29, 2004 to shareholders of record on October 27, 2004.

(5)  INVESTMENT TRANSACTIONS --

     For the year ended September 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term securities) were as follows:

                                   PURCHASES             SALES
                                   ---------             -----
     Blue Chip Fund              $109,267,179        $152,502,652
     Opportunity Fund              19,506,650          24,775,476
     Reynolds Fund                 73,584,115          51,475,558
     Government Bond Fund           1,300,250           1,694,375

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of September 30, 2004, liabilities of the Funds included the following:

                                                       BLUE CHIP     OPPORTUNITY      REYNOLDS      GOVERNMENT    MONEY MARKET
                                                          FUND           FUND           FUND        BOND FUND         FUND
                                                      ------------   ------------   ------------   ------------   ------------
          Payable to RCM for management fees           $ 69,082        $15,962      $    27,184       $ --           $   --
          Payable to FMI for administrative fees          9,367          3,192            5,177        230              468
          Payable to shareholders for redemptions        10,636          5,968            8,107         --               --
          Due to custodian                                   --          4,666          210,382         --               --
          Interest payable                                  772            407           41,337        N/A               50
          Other liabilities                              81,642         61,029           47,089        379            3,324
          Loan payable                                  794,000             --       12,771,000        N/A               --

(7)  SOURCES OF NET ASSETS --

     As of September 30, 2004, the sources of net assets were as follows:

                                                       BLUE CHIP     OPPORTUNITY      REYNOLDS      GOVERNMENT    MONEY MARKET
                                                          FUND           FUND           FUND        BOND FUND         FUND
                                                      ------------   ------------   ------------   ------------   ------------
          Fund shares issued and outstanding         $185,675,281    $14,583,391    $85,337,308     $2,864,320     $6,726,824
          Net unrealized appreciation (depreciation)
            on investments                              1,694,642      3,129,983     (6,948,008)       (18,734)            --
          Accumulated net realized (loss) gains
            on investments                           (103,159,912)     1,154,430    (44,578,450)       (38,030)            --
          Accumulated net investment loss                    (360)       (12,454)       (16,987)            --             --
                                                     ------------    -----------    -----------     ----------     ----------
                                                     $ 84,209,651    $18,855,350    $33,793,863     $2,807,556     $6,726,824
                                                     ------------    -----------    -----------     ----------     ----------
                                                     ------------    -----------    -----------     ----------     ----------

(8)  INCOME TAX INFORMATION --

     The following information for the Funds is presented on an income tax basis as of September 30, 2004:

                                                                              NET UNREALIZED
                                                   GROSS          GROSS       (DEPRECIATION)   DISTRIBUTABLE   DISTRIBUTABLE
                                   COST OF      UNREALIZED     UNREALIZED      APPRECIATION      ORDINARY        LONG-TERM
                                 INVESTMENTS   APPRECIATION   DEPRECIATION    ON INVESTMENTS      INCOME       CAPITAL GAINS
                                 -----------   ------------   ------------    --------------   -------------   -------------
     Blue Chip Fund              $86,638,505    $19,711,871    $21,312,971     $(1,601,100)        $   --        $       --
     Opportunity Fund             16,079,653      6,233,245      3,381,315       2,851,930             --         1,432,482
     Reynolds Fund                54,698,168      8,275,275     16,276,917      (8,001,642)            --                --
     Government Bond Fund          2,816,025          3,532         22,266         (18,734)            --                --
     Money Market Fund             6,732,872             --             --              --             --                --

     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and for mark to market for Passive Foreign Investment Companies ("PFICs").

     The tax components of dividends paid during the year ended September 30, 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in varying amounts through 2012), as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                    SEPTEMBER 30, 2004                               SEPTEMBER 30, 2003
                                -----------------------------------------------------------    -----------------------------
                                  ORDINARY        LONG-TERM     NET CAPITAL                      ORDINARY        LONG-TERM
                                   INCOME       CAPITAL GAINS       LOSS       POST-OCTOBER       INCOME       CAPITAL GAINS
                                DISTRIBUTIONS   DISTRIBUTIONS    CARRYOVERS       LOSSES       DISTRIBUTIONS   DISTRIBUTIONS
                                -------------   -------------    ----------    ------------    -------------   -------------
     Blue Chip Fund               $    --         $       --    $92,835,683     $7,028,488        $    --         $    --
     Opportunity Fund                  --          1,226,731             --             --             --              --
     Reynolds Fund                     --                 --     37,924,836      5,599,986             --              --
     Government Bond Fund          69,456                 --         33,570          4,459         55,669              --
     Money Market Fund             12,290                 --             --             --         30,282              --

     The Blue Chip Fund, Reynolds Fund and Government Bond Fund have utilized $2,128,294, $525,443 and $2,622, respectively, of their post-October losses from the prior year to increase current year net capital losses or reduce any net capital gains. The Government Bond Fund had capital loss carryovers of $19,651 which expired September 30, 2004.

     Since there were no ordinary distributions paid for the year ended September 30, 2004 for the Blue Chip, Opportunity or Reynolds Funds, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Reynolds Funds, Inc.

  In our opinion, the accompanying statements of net assets and the related statements of operations, of changes in net assets, of cash flows (Reynolds Fund only) and the financial highlights present fairly, in all material respects, the financial position of Reynolds Blue Chip Growth Fund, Reynolds Opportunity Fund, Reynolds Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund (constituting Reynolds Funds, Inc., hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations, the changes in each of their net assets, the cash flows (Reynolds Fund only) and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 29, 2004

Reynolds Funds, Inc.
DIRECTORS AND OFFICERS

                                                                                                          # OF FUNDS  OTHER
                                           TERM OF                                                        IN COMPLEX  DIRECTORSHIPS
                                POSITION   OFFICE AND                                                     OVERSEEN    HELD BY
NAME, AGE                       HELD WITH  LENGTH OF        PRINCIPAL OCCUPATION                          BY DIRECTOR DIRECTOR
AND ADDRESS                     THE FUNDS  TIME SERVED      DURING PAST FIVE YEARS                        OR OFFICER  OR OFFICER
-----------                     ---------  -----------      ----------------------                        ----------- -------------

"DISINTERESTED PERSONS" OF THE FUNDS:

Dennis N. Moser, 62             Director   Indefinite Term  Mr. Moser is an independent consultant. From       5      None
77 Stockbridge                             Since January    2000 to 2001 he was the Chief Information
Atherton, CA  94026                        2002             Officer of Schoolpop, Inc., a fund raising firm.
                                                            Prior to that time he was a Senior Vice
                                                            President of Visa International, Inc.

Robert E. Stauder, 74           Director   Indefinite Term  Mr. Stauder is retired.  He was a principal of     5      None
5 Marsh Drive                              Since 1988       Robinson Mills + Williams, an architectural
Mill Valley, CA  94941                                      and interior design firm, from 1991 until 1996.

"INTERESTED PERSONS" OF THE FUNDS:

Frederick L. Reynolds,*<F27> 62 Director,  Indefinite Term  Mr. Reynolds is the sole proprietor of             5      None
Wood Island, Third Floor                   Since 1988       Reynolds Capital Management, the Funds'
80 East Sir Francis             President  One Year Term    investment adviser, organized in April, 1985.
  Drake Boulevard               and        since 1988
Larkspur, CA  94939             Treasurer

Donald O. Jesberg, 49           Chief      At Discretion    Mr. Jesberg is an employee of Reynolds             5      None
Wood Island, Third Floor        Compliance of Board Since   Capital Management. Employment with the
80 East Sir Francis             Officer    September,       investment adviser commenced in September
  Drake Boulevard                          2004             2000. Prior to joining the adviser, Mr. Jesberg
Larkspur, CA 94939              Vice       One Year Term    was a Vice President of Acquisitions for Westrec
                                President  since 2003       Marina Management since 1998.
                                Assistant  One Year Term
                                Secretary  since 2002

Camille F. Wildes, 52           Secretary  One Year Term    Ms. Wildes is a Vice President of Fiduciary        5      None
100 E. Wisconsin Ave.                      since 1988       Management, Inc., the Funds' administrator,
Suite 2200                                                  and has been employed by such firm in
Milwaukee, WI  53202                                        various capacities since December, 1982.

*<F27> Mr. Reynolds is the only director who is an "interested person" of the Company as that term is defined in the Investment Company Act of 1940. Mr. Reynolds is an "interested person" of the Company by reason of his being on officer of the Company and the sole proprietor of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.
                                                         ------------------
Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Funds' website at http://www.reynoldsfunds.com or the website of the Commission. The
           ----------------------------
Funds' file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds' Form N-Q is available on the Commission's website; and (iii) the Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 11 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$50,050 (FY 2004) and $47,650 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$24,125 (FY 2004) and $25,000 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)    None

(e) (2)    None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
---------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10.  CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Reynolds Funds, Inc. are periodically evaluated. As of October 26, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Reynolds Funds, Inc. are periodically evaluated. Since, October 26, 2004, the date of the last evaluation, there have been no significant changes in the Reynolds Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Reynolds Funds, Inc.
     --------------------
     Registrant

     By  /s/Frederick L. Reynolds
         --------------------------------------------------
         Frederick L. Reynolds, Principal Executive Officer

     Date  November 30, 2004
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Reynolds Funds, Inc.
     --------------------
     Registrant

     By   /s/Frederick L. Reynolds
          --------------------------------------------------
          Frederick L. Reynolds, Principal Financial Officer

     Date  November 30, 2004
           ----------------------------------